Exhibit 4.3

ALLIED IRISH BANKS,

PUBLIC LIMITED COMPANY,

Issuer

TO

THE BANK OF NEW YORK,

Trustee

INDENTURE

Dated as of June 2, 2008

Undated Subordinated Debt Securities

ALLIED IRISH BANKS, PUBLIC LIMITED COMPANY

CROSS REFERENCE TABLE

Trust Indenture Act Section		Undated Subordinated Debt Securities Indenture Section
§310	(a)(1)	6.10
	(a)(2)	6.10
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	6.10
	(b)	6.9, 6.11
	(c)	Not Applicable
§311	(a)	6.14
	(b)	6.14
	(c)	Not Applicable
§312	(a)	7.1, 7.2(a)
	(b)	7.2(b)
	(c)	7.2(c)
§313	(a)	7.3(a)
	(b)(1)	7.3(a)
	(b)(2)	7.3(a)
	(c)	1.7, 7.3(a)
	(d)	7.3(b)
§314	(a)(1)	7.4
	(a)(2)	7.4
	(a)(3)	7.4
	(a)(4)	7.4
	(b)	Not Applicable
	(c)(1)	1.3
	(c)(2)	1.3
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.3
§315	(a)(1)	6.1, 6.4
	(a)(2)	6.4
	(b)	6.3
	(c)	5.4, 6.1
	(d)	6.1, 6.4
	(e)	5.14
§3.16	(a)(1)(A)	5.2, 5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(a)(last sentence)	1.1
	(b)	5.8
	(c)	1.5
§317	(a)(1)	5.3
	(a)(2)	5.4
	(b)	10.3

i

§318	(a)	1.8

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Undated Subordinated Debt Securities Indenture.

Section 318(c) of the Trust Indenture Act provides that the provisions of Section 310 to and including Section 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

v

Section 12.2	Provisions Solely to Define Relative Rights	60

UNDATED SUBORDINATED DEBT SECURITIES INDENTURE dated as of June 2, 2008, between ALLIED IRISH BANKS, public limited company, a public limited company incorporated in Ireland (the “Company”), having its registered office at Bankcentre, Ballsbridge, Dublin 4, Ireland and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the “Trustee”), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Undated Subordinated Debt Securities Indenture to provide for the issuance from time to time of its Undated Subordinated Debt Securities (the “Undated Subordinated Debt Securities”), to be issued in one or more series in accordance with the terms of this Undated Subordinated Debt Securities Indenture.

All things necessary to make this Undated Subordinated Debt Securities Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS UNDATED SUBORDINATED DEBT SECURITIES INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Undated Subordinated Debt Securities by the Holders thereof, the Company and the Trustee have mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Undated Subordinated Debt Securities as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1 Definitions. For all purposes of this Undated Subordinated Debt Securities Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) an accounting term not otherwise defined in this Undated Subordinated Debt Securities Indenture shall have the meaning assigned to it in accordance with International Financial Reporting Standards or such other generally accepted accounting principles in Ireland under which the Company may in the future prepare its financial statements;

(d) all references to Sections or Articles refer to Sections or Articles of this Undated Subordinated Debt Securities Indenture unless otherwise indicated; and

(e) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Undated Subordinated Debt Securities Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article VI and Article XIII, are defined in those Articles.

“Act,” when used with respect to any Holder, has the meaning specified in Section 1.5.

“ADR Custodian” means the custodian under the Deposit Agreement.

“ADR Depositary” means the depositary under the Deposit Agreement.

“Additional Amounts” has the meaning specified in Section 10.4.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Regulatory Capital Requirements” means any requirements contained in the regulations, requirements, guidelines and policies relating to the capital adequacy requirements of the Financial Regulator applicable either to the Company or the Group.

“Arrears of Interest” has the meaning specified in Section 3.7.

“Auditors” means the auditors for the time being of the Company or if there shall be joint auditors of the Company any one or more of such joint auditors.

“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Undated Subordinated Debt Securities of one or more series.

“Authorized Newspaper” means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are not Business Days in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and, in each case, on any day that is a Business Day in the place of publication.

“Board of Directors” means either the board of directors, or any committee of such board duly authorized to act with respect hereto, of the Company, which board of directors or committee may, to the extent permitted by applicable law, delegate its authority.

“Board Resolution” means a copy of a resolution certified by the Secretary or a Deputy or Assistant Secretary of the Company to have been duly adopted by the Board of Directors or such authorized persons or duly appointed person thereof and to be in full force and effect on the date of such certification and delivered to the Trustee.

“Business Day” means, with respect to any Place of Payment, except as may otherwise be provided in the form of Undated Subordinated Debt Securities of any particular series, any day that is not a Saturday, a Sunday or a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in Dublin, Ireland or in that Place of Payment.

“Calculation Agent” means the Person, if any, authorized by the Company to calculate the interest rate or other amounts from time to time in relation to any series of Undated Subordinated Debt Securities.

“Capital Disqualification Event” means any time the Undated Subordinated Debt Securities of any series would no longer be eligible to qualify for inclusion as “other items” within the meaning of Regulation 8 of the European Communities (Capital Adequacy of Credit Institutions) Regulations 2006 of Ireland (transposing Article 63 of Directive 2006/48/EC), or any successor provision, in the calculation of the Company’s own funds on a solo or consolidated basis.

“Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this Undated Subordinated Debt Securities Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Undated Subordinated Debt Securities Indenture, and thereafter “Company” shall mean such successor corporation.

“Company Order” and “Company Request” mean, respectively, a written order or request signed in the name of the Company by any two of the following officers of the Company: the Chief Executive Officer, the Finance Director, the Treasurer, the Chief Accounting Officer, the Chief Financial Controller or the Secretary (or any officer of the Company with similar title and status as may be approved by the Board of Directors from time to time), and delivered to the Trustee.

“Conversion Date,” when used with respect to any applicable series of Undated Subordinated Debt Securities, has the meaning specified in Section 13.3.

“Conversion Securities” has the meaning specified in Section 3.1.

“Corporate Trust Office” means the office of the Trustee in which its corporate trust business is principally administered, located at 101 Barclay Street, Floor 4E, New York, New York 10286, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

The term “corporation” includes corporations, associations, joint-stock companies and business trusts.

“Dated Subordinated Debt Securities” shall mean those securities as may be issued from time to time under the Dated Subordinated Debt Securities Indenture, dated June 2, 2008, between the Company and the Trustee.

“Deposit Agreement” means such deposit agreement as may be in effect from time to time between the Company, The Bank of New York, and all holders from time to time of American Depositary Receipts issued thereunder.

“Depositary” means, with respect to Undated Subordinated Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Undated Subordinated Debt Securities as contemplated by Section 3.1.

“Dollar” or “$” or any similar reference means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

“Dollar Preference Shares” means a designated series of non-cumulative dollar preference shares of the Company into which, if applicable to a particular series of Undated Subordinated Debt Securities, the Company may convert any series of Undated Subordinated Debt Securities.

“Event of Default” has the meaning specified in Section 5.1.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, at the date as of which this instrument was executed; provided, however, that in the event the United States Securities Exchange Act of 1934 is amended after such date, “Exchange Act” means, to the extent required by any such amendment, the United States Securities Exchange Act of 1934 as so amended.

“Financial Regulator” means the Irish Financial Services Regulatory Authority or any successor thereto.

“Foreign Currency” means a currency issued by the government of any country other than the United States of America as at the time of payment is legal tender for the payment of public and private debts.

“Foreign Government Securities” means with respect to Undated Subordinated Debt Securities of any series that are denominated in a Foreign Currency, non-callable (i) direct obligations of the government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such government.

“Global Security” means with respect to Undated Subordinated Debt Securities issued in registered form, a global certificate evidencing all or part of a series of Undated Subordinated Debt Securities, authenticated and delivered to the Depositary and registered in the name of the Depositary or its nominee.

“Group” means the Company and its consolidated subsidiaries.

“Holder” means a Person in whose name a registered Undated Subordinated Debt Security in global or definitive form is registered in the Undated Subordinated Debt Security Register.

“Insolvency Proceeding” has the meaning specified in Section 5.4.

“International Financial Reporting Standards” means the international financial reporting standards as issued by the International Accounting Standards Board and as subsequently adopted by the European Union.

“Ireland” means the Republic of Ireland.

“Maturity,” when used with respect to any Undated Subordinated Debt Security, means the date, if any, on which the principal of such Undated Subordinated Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether or by call for redemption, winding-up of the Company or otherwise.

“Officer’s Certificate” means a certificate delivered to the Trustee and signed by any two of the following officers of the Company: the Chief Executive Officer, the Finance Director, the Treasurer, the Chief Accounting Officer, the Chief Financial Controller or the Secretary (or any officer of the Company with similar title and status as may be approved by the Board of Directors from time to time), and delivered to the Trustee.

“Opinion of Counsel” means a written opinion signed by legal advisors, who may be legal advisors for the Company or other legal advisors acceptable to the Trustee. When applicable, each such opinion shall comply with Section 314 of the Trust Indenture Act.

“Outstanding,” when used with respect to Undated Subordinated Debt Securities or any series of Undated Subordinated Debt Securities means, as of the date of determination, all Undated Subordinated Debt Securities or all Undated Subordinated Debt Securities of such series, as the case may be, theretofore authenticated and delivered under this Undated Subordinated Debt Securities Indenture, except:

(i) Undated Subordinated Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Undated Subordinated Debt Securities, or portions thereof, for whose payment or redemption money, U.S. Government Obligations or Foreign Government Securities in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Undated Subordinated Debt Securities; provided that, if such Undated Subordinated Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Undated Subordinated Debt Securities Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Undated Subordinated Debt Securities which have been paid pursuant to Section 11.6 or in exchange for or in lieu of which other Undated Subordinated Debt Securities have been authenticated and delivered pursuant to this Undated Subordinated Debt Securities Indenture, other than any such Undated Subordinated Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Undated Subordinated Debt Securities are held by a bona fide purchaser in whose hands such Undated Subordinated Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Undated Subordinated Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Undated Subordinated Debt Security denominated in a Foreign Currency shall be the Dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Undated Subordinated Debt Security, of the principal amount of such Undated Subordinated Debt Security; and (ii) Undated Subordinated Debt Securities beneficially owned by the Company or any other obligor upon the Undated Subordinated Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Undated Subordinated Debt Securities which the Trustee actually knows to be so beneficially owned shall be so disregarded; provided further, however, that Undated Subordinated Debt Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Undated Subordinated Debt Securities and that the pledgee is not the Company or any other obligor upon the Undated Subordinated Debt Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person (which may include the Company) authorized by the Company to pay the principal of (and premium, if any) and Payments (including Arrears of Interest, if any), on any Undated Subordinated Debt Securities on behalf of the Company.

“Payment” means, unless otherwise provided by Section 3.1 hereof, a payment made to Holders at a rate per annum of the principal amount of the Undated Subordinated Debt Securities of a series as determined by the Company and set forth in such Undated Subordinated Debt Securities or determinable pursuant to the terms of such Undated Subordinated Debt Securities.

“Payment Date,” when used with respect to any Undated Subordinated Debt Security, means the date for payment of any Payment on such Undated Subordinated Debt Security, as determined by the Company and set forth in such Undated Subordinated Debt Security.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment,” when used with respect to the Undated Subordinated Debt Securities of any series, means the place or places where the principal of (and premium, if any) and Payments and Arrears of Interest, if any, on the Undated Subordinated Debt Securities of that series are payable as specified pursuant to Section 3.1 or, if not so specified, as specified in Section 10.2.

“Predecessor Security” of any particular Undated Subordinated Debt Security means every previous Undated Subordinated Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Undated Subordinated Debt Security; and, for the purposes of this definition, any Undated Subordinated Debt Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Undated Subordinated Debt Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Undated Subordinated Debt Security.

“Redemption Date,” when used with respect to any Undated Subordinated Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Undated Subordinated Debt Securities Indenture.

“Redemption Price,” when used with respect to any Undated Subordinated Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Undated Subordinated Debt Securities Indenture.

“Regular Record Date” for any Payment payable on any Payment Date on registered Undated Subordinated Debt Securities of any series means the date specified for the purpose pursuant to Section 3.1.

“Responsible Officer,” when used with respect to the Trustee, means any officer of the Trustee assigned to or working in the corporate trust department of the Trustee or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Senior Creditors” means the creditors of the Company who are depositors or other unsubordinated creditors of the Company.

“Senior Subordinated Creditors,” which term shall include Holders of Dated Subordinated Debt Securities, means creditors of the Company whose claims against the Company are, or are expressed to be, subordinated (whether only in the event of the Company’s winding up or otherwise) to the claims of the Company’s depositors and other unsubordinated creditors but excluding the Company’s creditors whose claims rank, or are expressed to rank, equal or junior to the claims of Holders of the Company’s Undated Subordinated Debt Securities.

“Solvency Condition” means that, at the relevant time, the Company is solvent by virtue of (a) it being able to pay its debts to Senior Creditors and Senior Subordinated Creditors as they fall due, and (b) its Assets exceeding its Liabilities (other than Liabilities to persons who are not Senior Creditors or Senior Subordinated Creditors). For purposes of this definition, “Assets” means the total amount of the unconsolidated gross tangible assets of the Company, and “Liabilities” means the total amount of the unconsolidated gross liabilities of the Company, in each case as shown by the latest published audited balance sheet of the Company, but adjusted for contingencies and subsequent events, all valued in the manner as the Company’s directors, auditors or, if the Company is in winding-up in Ireland, the liquidator, or if the Company is in examinership under the Companies (Amendment) Act 1990 of Ireland, the Company’s examiner (as the case may be) may determine to be appropriate.

“Subsidiary” means an entity where a majority of the interests or a majority of the outstanding voting stock is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, “voting stock” means stock having voting power for the election of directors, whether at all times or only so long as not senior class of stock has such voting power by reason of any contingency.

“Taxes” has the meaning specified in Section 10.4.

“Taxing Jurisdiction” has the meaning specified in Section 10.4.

“Trustee” means the Person named as such in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Undated Subordinated Debt Securities Indenture, and thereafter means such successor.

“Trust Indenture Act” means the United States Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Undated Subordinated Debt Securities” has the meaning set forth in the recitals of the Company herein and, more particularly, means any series of Undated Subordinated Debt Securities issued, authenticated and delivered under this Undated Subordinated Debt Securities Indenture.

“Undated Subordinated Debt Securities Indenture” or “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms and forms of particular series of Undated Subordinated Debt Securities established pursuant to Section 3.1.

“Undated Subordinated Debt Security” means one of the Undated Subordinated Debt Securities.

“Undated Subordinated Debt Security Register” and “Undated Subordinated Debt Security Register” have the respective meanings specified in Section 3.5.

“United States of America” means the United States of America and, except in the case of Section 6.15, its territories and possessions.

“U.S. Government Obligations” means noncallable and nonredeemable (i) direct obligations of the United States of America for which its full faith and credit is pledged and/or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or with respect to a specific payment of principal of or interest on any such U.S. Government Obligation, which depositary receipt is held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

“U.S. Person” means a person who is a citizen, or is treated as a resident for U.S. tax purposes, of the United States of America, any corporation, partnership or other entity organized under the laws of the United States of America or any political subdivision thereof or an estate or trust the income of which is subject to United States income taxation, regardless of its source.

“Vice President,” when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Undated Subordinated Debt Securities Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Undated Subordinated Debt Securities Indenture. All terms used in this Undated Subordinated Debt Securities Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein. If any provision of this Undated Subordinated Debt Securities Indenture limits, qualifies or conflicts with another provision hereof that is required to be included in this Undated Subordinated Debt Securities Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 1.3 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Undated Subordinated Debt Securities Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Undated Subordinated Debt Securities Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of the legal advisor rendering such opinion all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Undated Subordinated Debt Securities Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Undated Subordinated Debt Securities Indenture shall include:

(a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

Section 1.4 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal advisors, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of, or representations by, legal advisors may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such legal advisors know, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Undated Subordinated Debt Securities Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.5 Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Undated Subordinated Debt Securities Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Undated Subordinated Debt Securities Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) If the Company shall solicit from the Holders of Undated Subordinated Debt Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution or other means, fix in advance a record date for purposes of determining the identity of Holders of registered Undated Subordinated Debt Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company’s discretion. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be sought or given before or after the record date, but only the Holders of registered Undated Subordinated Debt Securities of record at the close of business on such record date shall be deemed to be Holders of registered Undated Subordinated Debt Securities for the purpose of determining whether Holders of the requisite proportion of Undated Subordinated Debt Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the registered Undated Subordinated Debt Securities of such series Outstanding shall be computed as of such record date.

(d) The ownership of registered Undated Subordinated Debt Securities shall be proved by the Undated Subordinated Debt Security Register.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Undated Subordinated Debt Security shall bind every future Holder of the same Undated Subordinated Debt Security and the Holder of every Undated Subordinated Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Undated Subordinated Debt Security or such other Undated Subordinated Debt Security.

Section 1.6 Notices, etc. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Undated Subordinated Debt Securities Indenture to be made upon, given or furnished to, or filed with:

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration Global Finance Unit and shall be effective when actually received by the Trustee; or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, addressed to it at the address of its registered office specified in the first paragraph of this Undated Subordinated Debt Securities Indenture (unless another address has been previously furnished in writing to the Trustee by the Company, in which case at the last such address) marked “Attention: Company Secretary.”

The Trustee agrees to accept and act upon facsimile transmission of written instructions pursuant to this Agreement; provided, however, that (i) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Depositary Agent in a timely manner, and (ii) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions.

Section 1.7 Notice to Holders; Waiver. When this Undated Subordinated Debt Securities Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if Outstanding registered Undated Subordinated Debt Securities are affected, if given in writing and mailed, first-class postage prepaid, to each Holder of a registered Undated Subordinated Debt Security affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.3(a) of this Undated Subordinated Debt Securities Indenture, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. For so long as the Undated Subordinated Debt Securities of any series are represented by Global Securities, the Company will deliver a copy of all notices with respect to such series to the Depositary for such Undated Subordinated Debt Security (or its designee).

When notice to Holders of registered Undated Subordinated Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Undated Subordinated Debt Securities Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.8 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Undated Subordinated Debt Securities Indenture, the latter provision shall control. If any provision of this Undated Subordinated Debt Securities Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Undated Subordinated Debt Securities Indenture as so modified or to be excluded, as the case may be. If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Undated Subordinated Debt Securities Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Undated Subordinated Debt Securities Indenture were executed at such future time, the Company and the Trustee may enter into one or more indentures supplemental hereto pursuant to Section 9.1 to change or eliminate (in whole or in part) such provision or limitation of this Undated Subordinated Debt Securities Indenture in conformity with the requirements of the Trust Indenture Act as then in force, except that (subject to Article IX) no provision or limitation required to be included herein by Section 310(a)(1) and (a)(2), Section 315(a), (c), (d)(1), (d)(2), (d)(3) and (e), Section 316(a)(1)(A), (a)(1)(B), (a)(2), (a) (last sentence) and (b) of the Trust Indenture Act as in force at the date as of which this Undated Subordinated Debt Securities Indenture was executed may be so changed or eliminated.

Section 1.9 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10 Successors and Assigns. All covenants and agreements in this Undated Subordinated Debt Securities Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.11 Separability Clause. In case any provision in this Undated Subordinated Debt Securities Indenture or in the Undated Subordinated Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12 Benefits of Undated Subordinated Debt Securities Indenture. Nothing in this Undated Subordinated Debt Securities Indenture or in the Undated Subordinated Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Undated Subordinated Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Undated Subordinated Debt Securities Indenture.

Section 1.13 Governing Law. This Undated Subordinated Debt Securities Indenture and the Undated Subordinated Debt Securities shall be governed by and construed in accordance with the laws of the State of New York except for Section 12.1, which shall be governed by and construed in accordance with the laws of Ireland, and except that the authorization and execution of this Undated Subordinated Debt Securities Indenture, the Undated Subordinated Debt Securities shall be governed (in addition to the laws of the State of New York relevant to execution) by the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

Section 1.14 Saturdays, Sundays and Legal Holidays. The terms of the Undated Subordinated Debt Securities shall provide that, in any case where any Payment Date, Redemption Date or Conversion Date of an Undated Subordinated Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Undated Subordinated Debt Securities Indenture or the Undated Subordinated Debt Securities other than a provision in the Undated Subordinated Debt Securities that specifically applies in lieu of this Section) payments of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment (or such other Business Day as shall be provided in such Undated Subordinated Debt Security) with the same force and effect as if made on such Payment Date, Redemption Date, or Conversion Date, provided that no interest shall accrue on such payment for the period from and after such Payment Date, Redemption Date or Conversion Date, as the case may be and provided, further, that if such next succeeding Business Day at any Place of Payment would fall in the succeeding month, payment may be made in full on the immediately preceding Business Day at such Place of Payment with the same force and effect as if made on the Payment Date, Redemption Date or Conversion Date, as the case may be.

Section 1.15 Appointment of Agent for Service. By the execution and delivery of this Undated Subordinated Debt Securities Indenture, the Company hereby designates Allied Irish Banks, public limited company, 405 Park Avenue, New York, New York 10022, +1 212-339-8375, Attention: Head of Treasury, as its authorized agent upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York arising out of or relating to the Undated Subordinated Debt Securities or this Undated Subordinated Debt Securities Indenture, but for that purpose only, and agrees that service of process upon said agent shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable so long as any of the Undated Subordinated Debt Securities remain Outstanding until the appointment of a successor by the Company and such successor’s acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said agent in full force and effect so long as any of the Undated Subordinated Debt Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. The Company hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit or proceeding and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding has been brought in an inconvenient forum.

Section 1.16 Calculation Agent. If the Company appoints a Calculation Agent pursuant to Section 3.1 with respect to any series of Undated Subordinated Debt Securities, any determination of the interest rate on, or other amounts in relation to, such series of Undated Subordinated Debt Securities in accordance with the terms of such series of Undated Subordinated Debt Securities by such Calculation Agent shall (in the absence of manifest error) be binding on the Company, the Trustee, all Holders and (in the absence of manifest error) no liability to the Holders shall attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

ARTICLE II

UNDATED SUBORDINATED DEBT SECURITY FORMS

Section 2.1 Forms Generally. The Undated Subordinated Debt Securities of each series to be attached thereto shall be substantially in such form or forms, not inconsistent with this Undated Subordinated Debt Securities Indenture, as shall be established in or pursuant to one or more Board Resolutions of the Company or in one or more indentures supplemental hereto, pursuant to Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Undated Subordinated Debt Securities Indenture, and may have such letters, numbers or other marks of identification and such legend or legends or endorsements, not inconsistent with this Undated Subordinated Debt Securities Indenture as may be required to comply with any applicable law or rule or regulation made pursuant thereto or with the rules of any securities exchange or as may be determined by the officers executing such Undated Subordinated Debt Securities as evidenced by any such execution; provided, however, that such Undated Subordinated Debt Securities shall have endorsed thereon a statement in the following form or in substantially the following form:

“The rights of the holder of this Undated Subordinated Debt Security are, to the extent and in the manner set forth in Section 12.1 of the Undated Subordinated Debt Securities Indenture, subordinated to the claims of the Senior Creditors and the Senior Subordinated Creditors, and this Undated Subordinated Debt Security is issued subject to the provisions of that Section 12.1, and the holder of this Undated Subordinated Debt Security, by accepting the same, agrees to and shall be bound by such provisions. The provisions of Section 12.1 of the Undated Subordinated Debt Securities Indenture and the terms of this paragraph are governed by, and shall be construed in accordance with, the laws of Ireland.”

The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.2 or Section 6.15.

The definitive Undated Subordinated Debt Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Undated Subordinated Debt Securities may be listed, all as determined by the officers executing such Undated Subordinated Debt Securities, as evidenced by their execution thereof.

Section 2.2 Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication shall be in substantially the following form:

CERTIFICATE OF AUTHENTICATION

This is one of the Undated Subordinated Debt Securities of the series designated herein referred to in the within-mentioned Undated Subordinated Debt Securities Indenture.

THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

ARTICLE III

THE UNDATED SUBORDINATED DEBT SECURITIES

Section 3.1 Amount Unlimited; Issuable in Series. The aggregate principal amount of Undated Subordinated Debt Securities which may be authenticated and delivered under this Undated Subordinated Debt Securities Indenture is unlimited. The Undated Subordinated Debt Securities may be issued in one or more series.

There shall be established in or pursuant to one or more Board Resolutions of the Company and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Undated Subordinated Debt Securities of any series, any or all of the following, as applicable:

(a) the title of the Undated Subordinated Debt Securities of the series (which shall distinguish the Undated Subordinated Debt Securities of the series from all other Undated Subordinated Debt Securities);

(b) the aggregate principal amount of the Undated Subordinated Debt Securities of the series which may be authenticated and delivered under this Undated Subordinated Debt Securities Indenture and any limitation on the ability of the Company to increase such aggregate principal amount after the initial issuance of the Securities of that series (except for Undated Subordinated Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Undated Subordinated Debt Securities of the series pursuant to Section 3.4, Section 3.5, Section 3.6, Section 9.6 or Section 11.7 and except for any Undated Subordinated Debt Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

(c) the rate or rates, if any, at which the Undated Subordinated Debt Securities of the series shall accrue interest or the manner of calculation of such rate or rates, if any, the date or dates, if any, from which such Payments shall accrue, the Payment Dates on which such Payments shall be payable or the manner of determination of such Payment Dates and, in the case of registered Undated Subordinated Debt Securities, the Regular Record Date for the interest payable on any Payment Date and any dates required to be established pursuant to Section 7.1;

(d) whether any premium, upon redemption or otherwise, shall be payable by the Company on Undated Subordinated Debt Securities of the series;

(e) any additional condition to which Payments on the Undated Subordinated Debt Securities of the series will be subject;

(f) the place or places where the principal of (and premium if any) and any Payments or Arrears of Interest on Undated Subordinated Debt Securities of the series shall be payable, and the Paying Agent or Paying Agents who shall be authorized to pay principal of (and premium, if any) and any Payments or Arrears of Interest on Undated Subordinated Debt Securities of such series, at least one of which Paying Agents shall have an office or agency in the Borough of Manhattan, The City of New York;

(g) other than with respect to any redemption of the Undated Subordinated Debt Securities pursuant to Section 11.8 and Section 11.9, whether or not such series of Undated Subordinated Debt Securities are to be redeemable, in whole or in part, at the Company’s option and, if so redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which, Undated Subordinated Debt Securities of the series may be redeemed including the date referred to in Section 11.8;

(h) the obligation, if any, of the Company to redeem, purchase or repay Undated Subordinated Debt Securities of the series pursuant to any mandatory redemptions or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Undated Subordinated Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation (except with respect to any redemption of Undated Subordinated Debt Securities pursuant to Section 11.8);

(i) if other than denominations of $750,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Undated Subordinated Debt Securities of the series in each applicable form shall be issuable;

(j) if Additional Amounts, pursuant to Section 10.4, will not be payable by the Company;

(k) whether the Undated Subordinated Debt Securities of such series shall be convertible at the option of the Company or otherwise into Dollar Preference Shares or other securities of the Company, an index or indices of such securities or any combination of the foregoing (“Conversion Securities”) and if so, the terms of the Dollar Preference Shares or the nature and terms of the Conversion Securities into which such Undated Subordinated Debt Securities are convertible and any additional or other provisions relating to such conversion;

(l) if other than Dollars, provisions, if any, for the Undated Subordinated Debt Securities of the series to be denominated, and payments thereon to be made, in Foreign Currencies and specifying the manner and place of payment thereon and any other terms with respect thereto and the manner of determining the equivalent thereof in Dollars for purposes of the definition of “Outstanding” in Section 1.1;

(m) if other than the currency in which the Undated Subordinated Debt Securities of that series are denominated, the currency in which payment of the principal of (and premium, if any) or interest, if any, and Payments and Arrears of Interest, if any, on the Undated Subordinated Debt Securities of such series shall be payable;

(n) if the principal of (and premium, if any) or interest, and Payments and Arrears of Interest, if any, on the Undated Subordinated Debt Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a currency other than that in which the Undated Subordinated Debt Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

(o) if the Undated Subordinated Debt Securities of the series shall be issued, in whole or in part, in the form of one or more Global Securities and the Initial Holder with respect to such Global Security or Undated Subordinated Debt Securities;

(p) if the Undated Subordinated Debt Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Undated Subordinated Debt Security of that series or otherwise) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

(q) if the amounts of payments of principal of (and premium, if any) or Payments or Arrears of Interest, if any, on the Undated Subordinated Debt Securities of the series may be determined with reference to an index or are otherwise not fixed on the original issue date thereof, the manner in which such amounts shall be determined and the Calculation Agent, if any, who shall be appointed and authorized to calculate such amounts;

(r) any other Events of Default or covenants with respect to the Undated Subordinated Debt Securities of such series and, if other than as specified in this Undated Subordinated Debt Securities Indenture, the terms thereof;

(s) the forms of Undated Subordinated Debt Securities of the series appertaining thereto;

(t) the terms, if any, on which such Undated Subordinated Debt Securities may or shall be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company or another entity or other entities, into a basket or baskets of such securities, into an index or indices of such securities, into the cash value therefor or into any combination of the foregoing, any specific terms relating to the adjustment thereof and the period during which such Undated Subordinated Debt Securities may or shall be so converted or exchanged; and

(u) any other terms of the series (which terms shall not be inconsistent with the provisions of this Undated Subordinated Debt Securities Indenture, except as permitted by 9.1(d)).

All Undated Subordinated Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to an Officer’s Certificate or in any such indenture supplemental hereto.

If the forms of Undated Subordinated Debt Securities of any series, or any of the terms thereof, are established by action taken by the Board of Directors of the Company, copies of the Board Resolutions in respect thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order pursuant to Section 3.3 for the authentication and delivery of such Undated Subordinated Debt Securities.

Section 3.2 Denominations. The Undated Subordinated Debt Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such specification with respect to the Undated Subordinated Debt Securities of any series, the Undated Subordinated Debt Securities of each series shall be issuable in denominations of $750,000 and any integral multiple of $1,000 in excess thereof. Unless otherwise specified in accordance with Section 3.1, any Global Security issued and delivered to the Holder shall be issued in the form of units with at least $750,000 principal amount of such Global Security constituting one unit.

Section 3.3 Execution, Authentication, Delivery and Dating. The Undated Subordinated Debt Securities shall be executed by an Officer of the Company by facsimile or manual signature. Undated Subordinated Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Undated Subordinated Debt Securities.

The Trustee may appoint an Authenticating Agent acceptable to the Company to authenticate Securities. The Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Undated Subordinated Debt Securities Indenture to authentication by the Trustee includes authentication by such Authenticating Agent.

An Undated Subordinated Debt Security shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on the Undated Subordinated Debt Security. The signature shall be conclusive evidence that the Undated Subordinated Debt Security has been authenticated under this Undated Subordinated Debt Securities Indenture.

At any time and from time to time after the execution and delivery of this Undated Subordinated Debt Securities Indenture, the Company may deliver Undated Subordinated Debt Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Undated Subordinated Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Undated Subordinated Debt Securities. In authenticating such Undated Subordinated Debt Securities and accepting the additional responsibilities under this Undated Subordinated Debt Securities Indenture in relation to such Undated Subordinated Debt Securities the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that (a) if the form or terms of such Undated Subordinated Debt Securities has or have been established by or pursuant to a Board Resolution as permitted by Section 3.1, that such form or terms has or have been established in conformity with the provisions of this Undated Subordinated Debt Securities Indenture and (b) that such Undated Subordinated Debt Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting creditor’s rights generally, general principals of equity, and such other matters as shall be specified therein.

Notwithstanding the provisions of the preceding paragraph, if not all Undated Subordinated Debt Securities of any series are to be issued at one time, it shall not be necessary to deliver an Officer’s Certificate or an Opinion of Counsel otherwise required at the time of issuance of each Undated Subordinated Debt Security of such series, but such certificate and opinion, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Undated Subordinated Debt Security of such series.

The Trustee shall not be required to authenticate such Undated Subordinated Debt Securities if the issue of such Undated Subordinated Debt Securities pursuant to this Undated Subordinated Debt Securities Indenture will affect the Trustee’s own rights, duties or immunities under the Undated Subordinated Debt Securities and this Undated Subordinated Debt Securities Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

The Trustee shall have the right to decline to authenticate and deliver any Undated Subordinated Debt Security under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

Each registered Undated Subordinated Debt Security shall be dated the date of its authentication.

If the Company shall establish Undated Subordinated Debt Securities of a series or a portion thereof are to be issued in the form of one or more Global Securities, then the Company shall execute, and the Trustee shall authenticate and deliver, one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Undated Subordinated Debt Securities of such series issued in such form and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Undated Subordinated Debt Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or its custodian or pursuant to such Depositary’s instructions, and (iv) shall bear a legend substantially to the following effect:

“Unless and until it is exchanged, in whole or in part, for Undated Subordinated Debt Securities in definitive registered form, this Undated Subordinated Debt Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.”

No Undated Subordinated Debt Security shall be entitled to any benefit under this Undated Subordinated Debt Securities Indenture or be valid or obligatory for any purpose unless there appears on such Undated Subordinated Debt Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the

Trustee by manual signature, and such certificate upon any Undated Subordinated Debt Security shall be conclusive evidence, and the only evidence, that such Undated Subordinated Debt Security has been duly authenticated and delivered hereunder and that such Undated Subordinated Debt Security is entitled to the benefits of this Undated Subordinated Debt Securities Indenture. Notwithstanding the foregoing, if any Undated Subordinated Debt Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Undated Subordinated Debt Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Undated Subordinated Debt Securities Indenture such Undated Subordinated Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Undated Subordinated Debt Securities Indenture.

Section 3.4 Temporary Undated Subordinated Debt Securities. Pending the preparation of definitive Undated Subordinated Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Undated Subordinated Debt Securities of such series. Temporary Undated Subordinated Debt Securities may be issued as registered Undated Subordinated Debt Securities in any authorized denomination, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Undated Subordinated Debt Securities may determine, all as evidenced by such execution.

If temporary Undated Subordinated Debt Securities of any series are issued, the Company will cause, if so required by the terms of such temporary Undated Subordinated Debt Securities, definitive Undated Subordinated Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Undated Subordinated Debt Securities of any series, the temporary Undated Subordinated Debt Securities of such series shall be exchangeable for definitive Undated Subordinated Debt Securities of such series containing identical terms and provisions upon surrender of the temporary Undated Subordinated Debt Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Undated Subordinated Debt Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a like aggregate principal amount of definitive Undated Subordinated Debt Securities of the same series of authorized denominations containing identical terms and provisions. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Undated Subordinated Debt Securities of any series shall in all respects be entitled to the same benefits (but shall be subject to all the limitations of rights) under this Undated Subordinated Debt Securities Indenture as definitive Undated Subordinated Debt Securities of such series.

Section 3.5 Registration, Registration of Transfer and Exchange.

(a) Global Securities. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Undated Subordinated Debt Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Undated Subordinated Debt Securities and of transfers of Undated Subordinated Debt Securities. The Trustee is hereby appointed “Undated Subordinated Debt Security Registrar” for the purpose of registering Undated Subordinated Debt Securities and transfers of Undated Subordinated Debt Securities as herein provided.

Upon surrender for registration of transfer of any Undated Subordinated Debt Security of any series at an office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery in the name of the designated transferee or transferees, one or more new Undated Subordinated Debt Securities of the same series of any authorized denominations containing identical terms and provisions, of a like aggregate principal amount.

At the option of the Holder, Undated Subordinated Debt Securities of any series (other than a Global Security, except as set forth in clause (b) below) may be exchanged for other Undated Subordinated Debt Securities of the same series, of any authorized denominations containing identical terms and provisions, of a like aggregate principal amount upon surrender of the Undated Subordinated Debt Securities to be exchanged at such office or agency. Whenever any Undated Subordinated Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Undated Subordinated Debt Securities which the Holder making the exchange is entitled to receive.

All Undated Subordinated Debt Securities issued upon any registration of transfer or exchange of Undated Subordinated Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Undated Subordinated Debt Securities Indenture, as the Undated Subordinated Debt Securities surrendered upon such registration of transfer or exchange.

Every Undated Subordinated Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Undated Subordinated Debt Security Registrar duly executed, by the registered Holder thereof or his or her attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Undated Subordinated Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Undated Subordinated Debt Securities, other than exchanges pursuant to Section 3.4, Section 9.6 or Section 11.7 not involving any transfer.

If the Undated Subordinated Debt Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Undated Subordinated Debt Security of any series during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of any Undated Subordinated Debt Security of any series selected for redemption under Section 11.3 and ending at the close of business on the day of mailing such notice, or (ii) to register the transfer of or exchange any Undated Subordinated Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Undated Subordinated Debt Security being redeemed in part.

(b) The provisions of this Section 3.5(b) shall apply only to Global Securities unless as otherwise specified as contemplated by Section 3.1:

(i) Each Global Security authenticated under this Undated Subordinated Debt Securities Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Undated Subordinated Debt Security for all purposes of this Undated Subordinated Debt Securities Indenture.

(ii) Notwithstanding any other provision in this Undated Subordinated Debt Securities Indenture, no Global Security may be exchanged in whole or in part for Undated Subordinated Debt Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (x) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for definitive Undated Subordinated Debt Securities of that series in registered form or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1.

(iii) Subject to clause (ii) above, any exchange of a Global Security for other Undated Subordinated Debt Securities may be made in whole or in part, and all Undated Subordinated Debt Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(iv) Every Security authenticated and made available for delivery upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 3.5, Section 3.4, Section 3.6, Section 9.6 or Section 11.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Undated Subordinated Debt Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Any time the Undated Subordinated Debt Securities of any series are not in the form of Global Securities pursuant to the preceding paragraphs, the Company agrees to supply the Trustee with a reasonable supply of certificated Undated Subordinated Debt Securities, without the legend required by Section 3.3, and the Trustee agrees to hold such Undated Subordinated Debt Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

Section 3.6 Mutilated, Destroyed, Lost and Stolen Undated Subordinated Debt Securities. If any mutilated, destroyed, lost or stolen Undated Subordinated Debt Security (including any Global Security) is surrendered to the Trustee, the Company may execute and the Trustee shall, in the case of a Undated Subordinated Debt Security, authenticate and deliver in exchange therefor a new Undated Subordinated Debt Security of the same series containing identical terms and provisions and of like amount, and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Undated Subordinated Debt Security (including any Global Security) and (b) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Undated Subordinated Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Undated Subordinated Debt Security a new Undated Subordinated Debt Security of the same series containing identical terms and provisions and of the amount, and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Undated Subordinated Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Undated Subordinated Debt Security, pay such Undated Subordinated Debt Security.

Upon the issuance of any new Undated Subordinated Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Undated Subordinated Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Undated Subordinated Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Undated Subordinated Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Undated Subordinated Debt Securities Indenture equally and proportionately with any and all other Undated Subordinated Debt Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Undated Subordinated Debt Securities.

Section 3.7 Payment; Rights Preserved.

(a) Except as otherwise contemplated by Section 3.1 the Company has no obligation to make any Payments with respect to any series of Undated Subordinated Debt Securities and failure to make any such payment on any such Payment Date shall not constitute a default by the Company for any purpose, except (and subject to the Solvency Condition) in the case of an Event of Default and then to the extent (but only to the extent) provided in Section 5.1.

(b) Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Undated Subordinated Debt Securities, Payments or Arrears of Interest, if any, on any Undated Subordinated Debt Securities which are payable, and are paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Undated Subordinated Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Payments upon presentation to a Paying Agent of the Company in respect of the Payments or Arrears of Interest, if any, to be paid on such Payment Date or, in the case of Global Securities held by any Holder, to the Holder including through a Paying Agent of the Company designated pursuant to Section 3.1 by wire transfer of same-day funds to the Holder. Any payment of Arrears of Interest on a registered Undated Subordinated Debt Security which is not made on a Payment Date or at Maturity shall be made to the person who is the Holder on the record date established by the Company for such purpose.

In the case of registered Undated Subordinated Debt Securities where payment is to be made in Dollars, payment at any Paying Agent’s office outside The City of New York will be made in Dollars by check drawn on, or, at the request of the Holder, by wire transfer of same-day funds to a Dollar account maintained by the payee with, a bank in The City of New York.

In the case of registered Undated Subordinated Debt Securities where payment is to be made in a Foreign Currency, payment will be made as established pursuant to Section 3.1.

(c) Subject to the foregoing provisions of this Section, each Undated Subordinated Debt Security delivered under this Undated Subordinated Debt Securities Indenture upon registration of transfer of or in exchange for or in lieu of any other Undated Subordinated Debt Security shall carry the rights to accrued and unpaid Payments and Arrears of Interest, if any, and to accrue Payments, which were carried by such other Undated Subordinated Debt Security.

(d) “Arrears of Interest” means any Payments in respect of the Undated Subordinated Debt Securities of a series not paid on any applicable Payment Date, together with any other Payments in respect of the Undated Subordinated Debt Securities of such series not paid on any other Payment Date, so long as the same remain unpaid, Arrears of Interest will accumulate until paid, but will not bear interest.

(e) Arrears of Interest, if any, may be paid at the option of the Company in whole or in part at any time on not less than seven (7) days’ notice to the Trustee. If notice is given by the Company of its intention to pay the whole or part of the Arrears of Interest on the Undated Subordinated Debt Securities of any series, the Company shall be obliged (subject to the Solvency Condition) to do so upon the expiration of such notice; provided, however, that all Arrears of Interest in respect of all Undated Subordinated Debt Securities of such series for the time being Outstanding shall (subject to the Solvency Condition) become due and payable in full on whichever is the earliest of (i) the date upon which a dividend is next paid on any class of share capital of the Company, (ii) the date fixed for any redemption of such Undated Subordinated Debt Securities or (iii) the commencement of the winding-up in Ireland of the Company. Where Arrears of Interest in respect of the Undated Subordinated Debt Securities of any series are paid in part, each part payment shall be in respect of the full amount of Arrears of Interest accrued relating to the Payment Date or consecutive Payments Dates in respect of such Undated Subordinated Debt Securities furthest from the date of payment. All payments of principal (and premium, if any) and interest (including any Arrears of Interest) on or with respect to the Undated Subordinated Debt Securities will be conditional upon the Company satisfying the Solvency Condition at the time of payment and immediately thereafter.

(f) Notwithstanding any other provision contained in this Section 3.7, the Company shall be obligated to make a Payment of accrued interest or Arrears of Interest on any series of Undated Subordinated Debt Securities if on the applicable Payment Date a Capital Disqualification Event has occurred and is continuing; provided, however, if the Company is simultaneously in breach of Applicable Regulatory Capital Requirements on such Payment Date, the Company may elect not to make a payment on the Undated Subordinated Debt Securities of such series.

Section 3.8 Persons Deemed Owners. Prior to due presentment of a registered Undated Subordinated Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Undated Subordinated Debt Security is registered as the owner of such Undated Subordinated Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) any Payments and Arrears of Interest, if any, on such Undated Subordinated Debt Security and for all other purposes whatsoever, whether or not such Undated Subordinated Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Paying Agent, or any agent of the Company, the Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, any Paying Agent, or any agent of the Company, the Trustee or any Paying Agent, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

Section 3.9 Cancellation. All Undated Subordinated Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Undated Subordinated Debt Securities previously authenticated and delivered hereunder and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Undated Subordinated Debt Securities previously authenticated hereunder which the Company has not issued and sold, and all Undated Subordinated Debt Securities so delivered shall be promptly cancelled by the Trustee. No Undated Subordinated Debt Securities shall be authenticated in lieu of or in exchange for any Undated Subordinated Debt Securities cancelled as provided in this Section, except as expressly permitted by the provisions of the Undated Subordinated Debt Securities of any series or pursuant to the provisions of this

Undated Subordinated Debt Securities Indenture. The Trustee shall dispose of all cancelled Undated Subordinated Debt Securities in accordance with its customary procedures or, upon receipt of a Company Request, forward the same to the Company.

Section 3.10 Computation of Payments. Except as otherwise specified pursuant to Section 3.1 for Undated Subordinated Debt Securities of any series, and as set forth in such Undated Subordinated Debt Securities, Payments on the Undated Subordinated Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11 CUSIP Numbers. The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly as reasonably practicable notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1 Satisfaction and Discharge of Undated Subordinated Debt Securities Indenture. This Undated Subordinated Debt Securities Indenture shall upon Company Request cease to be of further effect with respect to Undated Subordinated Debt Securities of any series (except as to any surviving rights of registration of transfer or exchange of Undated Subordinated Debt Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Undated Subordinated Debt Securities Indenture with respect to the Undated Subordinated Debt Securities of such series when

(a) either

(i) all Undated Subordinated Debt Securities of such series theretofore authenticated and delivered (other than (x) Undated Subordinated Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (y) Undated Subordinated Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

(ii) all Undated Subordinated Debt Securities referred to in clause (i) above not theretofore delivered to the Trustee for cancellation

(A)	are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

(B)	are to be converted for Dollar Preference Shares or Conversion Securities and notice of conversion of such Undated Subordinated Debt Securities for Dollar Preference Shares or Conversion Securities pursuant to Article XIII shall have been given, and the Company has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount in cash, or U.S. Government Obligations (with respect to Undated Subordinated Debt Securities denominated in Dollars) or Foreign Government Securities (with respect to Undated Subordinated Debt Securities denominated in the same Foreign Currency) maturing, in the case of (A) above, as to principal (and premium, if any) and any accrued Payments and Arrears of Interest, if any, and, in the case of (B) above, as to any accrued Payments and Arrears of Interest, if any, and, in such amounts and at such times as will ensure the availability of cash sufficient to pay and discharge all claims with respect to such Undated Subordinated Debt Securities not theretofore delivered to the Trustee for cancellation, in the case of (A) above, for principal (and premium, if any) and accrued Payments and Arrears of Interest, if any, and, in the case of (B) above, as to any accrued Payments and Arrears of Interest, if any, to the date of such deposit (in the case of Undated Subordinated Debt Securities which have become due and payable) or to the Redemption Date or the Conversion Date, as the case may be;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Undated Subordinated Debt Securities of such series; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Undated Subordinated Debt Securities Indenture with respect to the Undated Subordinated Debt Securities of such series have been complied with.

Notwithstanding any satisfaction and discharge of this Undated Subordinated Debt Securities Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.15 and, if cash, U.S. Government Obligations and/or Foreign Government Securities shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2 Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.3, all cash, U.S. Government Obligations and Foreign Government Securities deposited with the Trustee pursuant to Section 4.1 shall be held in trust and such cash and the proceeds from such U.S. Government Obligations and/or Foreign Government Securities shall be applied by it, in accordance with the provisions of the Undated Subordinated Debt Securities of such series and this Undated Subordinated Debt Securities Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and accrued but unpaid Payments, if any, and Arrears of Interest, if any, for the payment of which such cash, U.S. Government Obligations and/or Foreign Government Securities have been deposited with the Trustee.

ARTICLE V

REMEDIES

Section 5.1 Events of Default. An “Event of Default” shall mean any one of the following events with respect to the Undated Subordinated Debt Securities of any series:

(a) if either a court of competent jurisdiction issues an order which is not successfully appealed within thirty (30) days or an effective shareholders’ resolution is validly adopted for the effective winding-up or dissolution of the Company except in connection with any transaction permitted under Section 6.13 or otherwise in accordance with this Undated Subordinated Debt Securities Indenture and not involving a bankruptcy or insolvency;

(b) if a default in the payment of any installment of interest upon, or any part of the principal of, and any premium on any Undated Subordinated Debt Securities of that series when the same becomes due and payable, whether upon redemption or otherwise, and such default continues for fourteen (14) days in the case of interest or seven (7) days in the case of principal; or

(c) any other Event of Default established pursuant to Section 3.1 with respect to the Undated Subordinated Debt Securities of such series occurs.

For purposes of this Section 5.1, a payment will not be deemed to be due on any date on which the Company does not satisfy the Solvency Condition.

Section 5.2 Acceleration of Maturity; Institution of Proceedings. If an Event of Default occurs and is continuing, then in each and every such case the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Undated Subordinated Debt Securities of such series may declare the principal amount of, any accrued but unpaid Payments and any Arrears of Interest on the Undated Subordinated Debt Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holder or Holders), and upon any such declaration such principal amount, such accrued but unpaid Payments and such Arrears of Interest shall become immediately due and payable. In the case of an Event of Default of the type referred to in Section 5.1(b) or Section 5.1(c), as applicable, the Trustee or a majority of the Holders of Outstanding Undated Subordinated Debt Securities of such series may then also institute proceedings, but take no other action in respect of such Event of Default, for the winding-up of the Company in Ireland (but not elsewhere) and prove a claim in such winding-up (or any other winding-up instigated) to enforce the obligations of the Company in respect of the Undated Subordinated Debt Securities of such series; provided, however, that no repayment in respect of the Undated Subordinated Debt Securities of any such series may be made otherwise than during or after our winding-up, except with the prior written consent of the Financial Regulator, if required.

Section 5.3 Suits for Enforcement by Trustee.

If an Event of Default for any series of the Undated Subordinated Debt Securities occurs and is continuing, the Trustee may in its discretion, but subject to any restrictions or limitations otherwise contained in this Undated Debt Securities Indenture, proceed to protect and enforce its rights and the rights of the Holders of Undated Subordinated Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Undated Subordinated Debt Securities Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including the institution of proceedings in Ireland (but not elsewhere) for the winding-up of the Company.

The Trustee and Holders of Undated Subordinated Debt Securities by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim with respect to the Undated Subordinated Debt Securities or this Undated Subordinated Debt Securities Indenture that they may otherwise have against the Company.

No recourse for the payment of the principal of (or premium, if any) or Payments or Arrears of Interest, if any, on any Undated Subordinated Debt Security, or for any claim based thereon and no recourse under or upon any obligation, covenant or agreement of the Company in this Undated Subordinated Debt Securities Indenture, or in any Undated Subordinated Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, past, present or future of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Undated Subordinated Debt Securities Indenture and the issue of the Undated Subordinated Debt Securities.

Section 5.4 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, examinership, insolvent restructuring, scheme of arrangement, arrangement, adjustment, composition or winding-up (each an “Insolvency Proceeding”) or other judicial proceeding relative to the Company or any other obligor upon the Undated Subordinated Debt Securities of any series or to the property of the Company or such other obligor or their creditors (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency), the Trustee (irrespective of whether the principal of the Undated Subordinated Debt Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or Payments and Arrears of Interest, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys and other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, examiner or other similar official in any such judicial proceeding is hereby authorized by each Holder of an Undated Subordinated Debt Security to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders or holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.9.

Subject to Article VIII and Section 9.2, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of any Undated Subordinated Debt Security any plan of reorganization, arrangement, adjustment, or composition affecting any Undated Subordinated Debt Securities or the rights of any Holder of any Undated Subordinated Debt Security or to authorize the Trustee to vote in respect of the claim of any such Holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

The provisions of this Section 5.4 are subject to the provisions of Section 12.1.

Section 5.5 Trustee May Enforce Claims Without Possession of Undated Subordinated Debt Securities. The provisions of this Section 5.5 are subject to the provisions of Section 12.1. All rights of action and claim under this Undated Subordinated Debt Securities Indenture or the Undated Subordinated Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Undated Subordinated Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (subject, with regard to the Company, to the provisions of Section 12.1) be for the ratable benefit of the Holders of the Undated Subordinated Debt Securities in respect of which such judgment has been recovered.

Section 5.6 Application of Money Collected. Subject to the provisions of Section 12.1, any money collected by the Trustee pursuant to this Article in respect of any series of Undated Subordinated Debt Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or Payments or Arrears of Interest, if any, upon presentation of such Undated Subordinated Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 6.8;

SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and Payments or Arrears of Interest, if any, on such series of Undated Subordinated Debt Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Undated Subordinated Debt Securities for principal (and premium, if any) and Payment and Arrears of Interest, if any, respectively; and

THIRD: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

Section 5.7 Limitation on Suits. No Holder of any Undated Subordinated Debt Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Undated Subordinated Debt Securities Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Undated Subordinated Debt Securities of the same series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;

(b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Undated Subordinated Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name, as Trustee hereunder;

(c) such Holder of an Undated Subordinated Debt Security has offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Undated Subordinated Debt Securities of such series; and

(f) in the case of a proceeding for the winding-up of the Company in Ireland, such proceeding is in the name and on behalf of the Trustee to the same extent (but no further or otherwise) as the Trustee would have been entitled so to do;

it being understood and intended that no one or more Holders of Undated Subordinated Debt Securities of a particular series shall have any right in any manner whatever by virtue of, or by availing of any provision of this Undated Subordinated Debt Securities Indenture to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under this Undated Subordinated Debt Securities Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Undated Subordinated Debt Securities of such series.

Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest, if any. Notwithstanding any other provision in this Undated Subordinated Debt Securities Indenture, the Holder of any Undated Subordinated Debt Security shall have the right, which is absolute and unconditional, to receive (subject to Section 5.2) payment of the principal of (and premium, if any) and any Payment or Arrears of Interest, if any, on such Undated Subordinated Debt Security when due and payable in accordance with the provisions of the Undated Subordinated Debt Securities Indenture and as expressed in such Undated Subordinated Debt Security (or, in the case of redemption or conversion, on the Redemption Date or Conversion Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

Section 5.9 Restoration of Rights and Remedies. If the Trustee or any Holder of any Undated Subordinated Debt Security has instituted any proceeding to enforce any right or remedy under this Undated Subordinated Debt Securities Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder or holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Undated Subordinated Debt Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of Undated Subordinated Debt Securities shall continue as though no such proceeding had been instituted.

Section 5.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Undated Subordinated Debt Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Undated Subordinated Debt Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Undated Subordinated Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Undated Subordinated Debt Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Undated Subordinated Debt Securities, as the case may be.

Section 5.12 Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Undated Subordinated Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Undated Subordinated Debt Securities of such series, provided that

(a) such direction shall not be in conflict with any rule of law or with this Undated Subordinated Debt Securities Indenture;

(b) such direction shall not be unjustly prejudicial to the Holders of any Undated Subordinated Debt Securities of such series not taking part in the direction, as determined by the Trustee; and

(c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13 Waiver of Past Events of Default. The Holders of not less than a majority in aggregate principal amount of the Outstanding Undated Subordinated Debt Securities of any series may; on behalf of the Holders of all the Undated Subordinated Debt Securities of such series; waive any past Event of Default hereunder with respect to such series and its consequences, except an Event of Default

(a) in the payment of the principal of (or premium, if any) or Payments (including Arrears of Interest, if any) on any Undated Subordinated Debt Security of such series, or

(b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Undated Subordinated Debt Security of such series affected.

Upon any such waiver, such Event of Default shall cease to exist, and any Event of Default with respect to any series arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Undated Subordinated Debt Securities Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

Section 5.14 Undertaking for Costs. All parties to this Undated Subordinated Debt Securities Indenture agree, and each Holder of any Undated Subordinated Debt Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Undated Subordinated Debt Securities Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant to such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Undated Subordinated Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal (or premium, if any) or Payments or Arrears of Interest, if any, on any Undated Subordinated Debt Security on or after the dates upon which such Payments or Arrears of Interest become due and payable pursuant to the terms hereof or the terms expressed in such Undated Subordinated Debt Security (or, in the case of redemption or conversion, on or after the Redemption Date or the Conversion Date, as the case may be).

Section 5.15 Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Undated Subordinated Debt Securities Indenture; and

the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI

THE TRUSTEE

Section 6.1 Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Undated Subordinated Debt Securities Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Undated Subordinated Debt Securities Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2 Duties of Trustee.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

(b) Except during the continuance of an Event of Default:

(i) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

(ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

Section 6.3 Notice of Defaults. Within 90 days after the occurrence of any Event of Default hereunder with respect to Undated Subordinated Debt Securities of any series the Trustee shall transmit in the manner and to the extent provided in Section 1.7 to Holders of Undated Subordinated Debt Securities of such series notice of such Event of Default hereunder actually known to the Trustee, unless such Event of Default shall have been cured or waived before the mailing or publication of such notice; provided, however, that except in the case of an Event of Default in the payment of the principal of (or premium if any) or interest, if any, on any Undated Subordinated Debt Securities of such series, the Trustee shall be fully protected in withholding such notice if and so long as the executive committee or a trust committee of directors or Responsible Officers of the Trustee determine in good faith that the withholding of such notice is in the interest of the Holders of Undated Subordinated Debt Securities of such series.

Section 6.4 Certain Rights of Trustee. Subject to the provisions of Section 6.1:

(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any action or resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Undated Subordinated Debt Securities Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Undated Subordinated Debt Securities Indenture at the request or direction of any of the Holders pursuant to this Undated Subordinated Debt Securities Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at a reasonable cost to the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; provided that the Trustee shall not be entitled to such information which the Company is prevented from disclosing as a matter of law or contract;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than an officer or employee of the Trustee) or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Undated Subordinated Debt Securities Indenture;

(i) the Trustee shall not be deemed to have notice of Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Undated Subordinated Debt Securities and this Undated Subordinated Debt Securities Indenture;

(j) the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Undated Subordinated Debt Securities Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

(k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.

Section 6.5 Not Responsible for Recitals or Issuance of Undated Subordinated Debt Securities. The recitals contained herein and in the Undated Subordinated Debt Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Undated Subordinated Debt Securities Indenture or of the Undated Subordinated Debt Securities, except that the Trustee represents and warrants that it has duly authorized, executed and delivered this Undated Subordinated Debt Securities Indenture. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Undated Subordinated Debt Securities or the proceeds thereof.

Section 6.6 May Hold Undated Subordinated Debt Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Undated Subordinated Debt Security Registrar and any Calculation Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Undated Subordinated Debt Securities and, subject to Section 6.9 and Section 6.14, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Undated Subordinated Debt Security Registrar, Calculation Agent or such other agent. However, the Trustee is subject to Section 310(b) and 311 of the Trust Indenture Act.

Section 6.7 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.8 Compensation and Reimbursement. The Company agrees:

(a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as agreed in writing by the Company from time to time

(which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Undated Subordinated Debt Securities Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c) to indemnify the Trustee or any predecessor Trustee and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, damage, claims, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder but excluding any tax liabilities of the Trustee based upon, measured by or determined by the income of the Trustee.

The provisions of this Section 6.8(c) shall survive termination of this Undated Subordinated Debt Securities Indenture or the resignation or removal of the Trustee.

The Trustee shall notify the Company in writing of the commencement of any action or claim in respect of which indemnification may be sought promptly after the Trustee becomes aware of such commencement (provided that the failure to make such notification shall not affect the Trustee’s rights hereunder) and the Company shall be entitled to participate in, and to the extent it shall wish, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Trustee; provided, however, that the Trustee shall be entitled to separate counsel and the Company shall pay the fees and expenses of such counsel if a conflict of interest arises or exists between the Company and the Trustee. The Trustee shall not compromise or settle any such action or claim without the written consent of the Company, which consent shall not be unreasonably withheld.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a senior claim to which the Undated Subordinated Debt Securities are hereby made subordinate, upon all property of funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or Payments or Arrears of Interest, if any, on the Undated Subordinated Debt Securities.

Section 6.9 Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Undated Subordinated Debt Securities Indenture.

Section 6.10 Corporate Trustee Required; Eligibility. This Undated Subordinated Debt Securities Indenture shall at all times have a Trustee who satisfies the requirements of the Trust Indenture Act Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000, as set forth in its most recent published annual report of condition. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.11 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.12.

(b) The Trustee may resign at any time with respect to the Undated Subordinated Debt Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.12 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Undated Subordinated Debt Securities of such series.

(c) The Trustee may be removed at any time with respect to the Undated Subordinated Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Undated Subordinated Debt Securities of such series delivered to the Trustee and to the Company.

(d) If at any time:

(i) the Trustee shall fail to comply with Section 6.9 after written request therefor by the Company or by any Holder who has been a bona fide Holder of an Undated Subordinated Debt Security of the series as to which the Trustee has a conflicting interest for at least six (6) months, or

(ii) the Trustee shall cease to be eligible under Section 6.10 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of an Undated Subordinated Debt Security for at least six (6) months, or

(iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge, or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to any or all series of Undated Subordinated Debt Securities or (y) subject to Section 5.14, any Holder who has been a bona fide Holder of an Undated Subordinated Debt Security for at least six (6) months (and, in the case of subparagraph (d)(i) above, who is a Holder of an Undated Subordinated Debt Security of the series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Undated Subordinated Debt Securities and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Undated

Subordinated Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Undated Subordinated Debt Securities of such series (it being understood that any successor Trustee may be appointed with respect to the Undated Subordinated Debt Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Undated Subordinated Debt Securities of any particular series), and shall comply with the applicable requirements of Section 6.12. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Undated Subordinated Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Undated Subordinated Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.12, become the successor Trustee with respect to the Undated Subordinated Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Undated Subordinated Debt Securities of any series shall have been so appointed by the Company or the Holders of Undated Subordinated Debt Securities of such series and accepted appointment in the manner hereinafter required by Section 6.12, any Holder who has been a bona fide Holder of an Undated Subordinated Debt Security of such series for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Undated Subordinated Debt Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Undated Subordinated Debt Securities of any series and each appointment of a successor Trustee with respect to the Undated Subordinated Debt Securities of any series in the manner and to the extent provided in Section 1.7. Each notice shall include the name of the successor Trustee with respect to the Undated Subordinated Debt Securities of such series and the address of its Corporate Trust Office.

(g) If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within sixty (60) days after giving of a notice of removal of the Trustee, the Trustee being removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Undated Subordinated Debt Securities of such series.

Section 6.12 Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee with respect to all Undated Subordinated Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee, all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Undated Subordinated Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Undated Subordinated Debt Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Undated Subordinated Debt Securities of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Undated Subordinated Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Undated Subordinated Debt Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Undated Subordinated Debt Securities Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Undated Subordinated Debt Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Undated Subordinated Debt Securities of such series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.13 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Undated Subordinated Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Undated Subordinated Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Undated Subordinated Debt Securities.

Section 6.14 Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Undated Subordinated Debt Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.15 Appointment of Authenticating Agent. The Trustee may at any time appoint an Authenticating Agent or Agents with respect to one or more series of Undated Subordinated Debt Securities which shall be authorized to act on behalf of the Trustee to authenticate Undated Subordinated Debt Securities of such series upon original issue, or issued upon exchange, registration of transfer or partial redemption thereof or in lieu of destroyed, lost or stolen Undated Subordinated Debt Securities, and Undated Subordinated Debt Securities so authenticated shall be entitled to the benefits of this Undated Subordinated Debt Securities Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Undated Subordinated Debt Securities Indenture to the authentication and delivery of Undated Subordinated Debt Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or national banking association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice to the Holders of Undated Subordinated Debt Securities in the manner and to the extent provided in Section 1.7.

Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Undated Subordinated Debt Securities of such series may have endorsed thereon, in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

CERTIFICATE OF AUTHENTICATION

This is one of the Undated Subordinated Debt Securities of the series designated herein referred to in the within-mentioned Undated Subordinated Debt Securities Indenture.

THE BANK OF NEW YORK,
as Trustee

By:
as Authenticating Agent

By:
Authorized Signatory

If all of the Undated Subordinated Debt Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Undated Subordinated Debt Securities upon original issuance located in a Place of Payment where the Company wishes to have Undated Subordinated Debt Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect of such series of Undated Subordinated Debt Securities.

Section 6.16 Trustee’s Application for Instructions from the Company. The Trustee may request from the Company by written application to the Chief Executive Officer, the Finance Director, the Treasurer, the Chief Accounting Officer, the Chief Financial Controller (or, in each case, any officer with similar title and status) for written instructions with respect to any matter arising in connection with the Trustee’s duties under this Undated Subordinated Debt Securities Indenture. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Undated Subordinated Debt Securities Indenture and the date on or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any such officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

In no event shall the Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if it has been advised of the likelihood of such loss or damage and regardless of the form of action.

In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, strikes, work stoppages, civil or military disturbances, nuclear or natural catastrophes, fire, riot, embargo, loss or malfunctions of utilities, communications or computer (software and hardware) services, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement.

ARTICLE VII

HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1 Company to Furnish Trustee Names and Addresses of Holders. The Company, with respect to any series of Undated Subordinated Debt Securities, will furnish or cause to be furnished to the Trustee

(a) not more than fifteen (15) days after each Regular Record Date (or after each of the dates to be specified for such purpose for non-Payment bearing Undated Subordinated Debt Securities and Undated Subordinated Debt Securities on which Payment Dates occur less frequently than quarterly as contemplated by Section 3.1), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of registered Undated Subordinated Debt Securities as of such Regular Record Date or such specified date, and

(b) at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished.

The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 7.1 the names and addresses of Holders of registered Undated Subordinated Debt Securities so long as the Trustee acts as Undated Subordinated Debt Security Registrar with respect to such series of Undated Subordinated Debt Securities.

Section 7.2 Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 7.1 and (ii) received by the Trustee in its capacity as Paying Agent or Undated Subordinated Debt Security Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b) The rights of the Holders of Undated Subordinated Debt Securities of any series to communicate with other Holders with respect to their rights under this Undated Subordinated Debt Securities Indenture or under the Undated Subordinated Debt Securities and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder, by receiving and holding an Undated Subordinated Debt Security, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b).

Section 7.3 Reports by Trustee.

(a) On or before June 1 in each year following the date hereof, so long as any Undated Subordinated Debt Securities are Outstanding hereunder, the Trustee shall transmit to Holders as provided in the Trust Indenture Act a brief report dated as of such date as required by and in compliance with the Trust Indenture Act.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Trustee has been notified that the Undated Subordinated Debt Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when Undated Subordinated Debt Securities are listed on any securities exchange or are delisted therefrom.

(c) The Company will furnish the Trustee with interim and annual reports. In addition, the Company will furnish the Trustee with all notices of meetings at which Holders of Undated Subordinated Debt Securities of a particular series are entitled to vote, and all other reports and communications that are made generally available to Holders of Undated Subordinated Debt Securities. The Trustee will, at the Company’s expense, make such notices, reports and communications available for inspection by Holders of Undated Subordinated Debt Securities in such manner as the Company may determine and, in the case of any notice received by the Trustee in respect of any meeting at which Holders of Undated Subordinated Debt Securities of a particular series are entitled to vote, will mail to all such record Holders of Undated Subordinated Debt Securities, at the Company’s expense, a notice containing a summary of the information set forth in such notice of meeting.

Section 7.4 Reports by Company. The Company shall:

(a) file with the Trustee, within fifteen (15) days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Undated Subordinated Debt Securities Indenture as may be required from time to time by such rules and regulations; and

(c) transmit to Holders, in the manner and to the extent required by the Trust Indenture Act, within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder.

ARTICLE VIII

CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 8.1 Company May Consolidate, etc. Only on Certain Terms. The Company may, without the consent of Holders of any Undated Subordinated Debt Securities of any series Outstanding under this Undated Subordinated Debt Securities Indenture, consolidate or amalgamate with or merge into any other corporation or convey or transfer or lease its properties and assets substantially as an entirety to any Person, provided that:

(a) the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety (i) shall be entitled to carry on the business of a bank, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and Payments and Arrears of Interest, if any, on all the Undated Subordinated Debt Securities in accordance with the provisions of such Undated Subordinated Debt Securities and this Undated Subordinated Debt Securities Indenture and the performance or observance of every covenant of this Undated Subordinated Debt Securities Indenture on the part of the Company to be performed or observed;

(b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary thereof as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2 Successor Person Substituted. Upon any consolidation, amalgamation or merger or any conveyance or transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or the Person to which such conveyance or transfer is made shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Undated Subordinated Debt Securities Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Undated Subordinated Debt Securities Indenture and the Undated Subordinated Debt Securities.

Section 8.3 Assumption of Obligations. With respect to the Undated Subordinated Debt Securities of any series, a wholly-owned Subsidiary of the Company (a “successor entity”) may without the consent of any Holder assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and premium, if any, on) and Payments and Arrears of Interest, if any, on any series of Undated Subordinated Debt Securities in accordance with the provisions of such Undated Subordinated Debt Securities and this Undated Subordinated Debt Securities Indenture and the performance of every covenant of this Undated Subordinated Debt Securities Indenture and such series of Undated Subordinated Debt Securities on the part of the Company to be performed or observed, provided that:

(a) the successor entity shall expressly assume such obligations by an amendment to the Undated Subordinated Debt Securities Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee and the Company shall, by amendment to the Undated Subordinated Debt Securities Indenture, irrevocably guarantee (such guarantee to be given on a subordinated basis consistent with Article XII hereof) all of the obligations of such successor entity under the Undated Subordinated Debt Securities of such series and the Undated Subordinated Debt Securities Indenture as so modified by such amendment (provided, however, that, for the purposes of the Company’s obligation to pay Additional Amounts, if any, payable pursuant to Section 10.4 in respect of the Undated Subordinated Debt Securities, references to such successor entity’s country of organization will be added to references to Ireland);

(b) such successor entity shall confirm in such amendment to the Undated Subordinated Debt Securities Indenture that such successor entity will pay all Additional Amounts, if any, payable pursuant to Section 10.4 in respect of all the Undated Subordinated Debt Securities (provided, however, that for these purposes such successor entity’s country of organization will be substituted for the references to Ireland);

(c) immediately after giving effect to such assumption of obligations, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(d) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption complies with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Undated Subordinated Debt Securities Indenture with respect to any such Undated Subordinated Debt Securities with the same effect as if such successor entity had been named as the Company in this Undated Subordinated Debt Securities Indenture, and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Undated Subordinated Debt Securities except as provided in clause (a) of this Section.

In the event of any such assumption, any Additional Amounts, if any, payable pursuant to Section 10.4 will be payable in respect of Taxes imposed by the jurisdiction in which the successor entity is organized (subject to exceptions equivalent to those that apply to any obligation to pay Additional Amounts in respect of Taxes imposed by any Taxing Jurisdiction) rather than Taxes imposed by any Taxing Jurisdiction; provided, however, that if the Company makes payment under the guarantee, the Company shall be required to pay Additional Amounts related to Taxes (subject to the exceptions set forth in Section 10.4) imposed by any Taxing Jurisdiction by reason of such payments.

Notwithstanding the foregoing, the determination of whether the Solvency Condition has been satisfied in accordance with Section 12.1(b) shall, notwithstanding such assumption, continue to be made with reference to the Company, unless otherwise required by applicable law or regulation.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.1 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Undated Subordinated Debt Securities, to the extent otherwise permitted under this Undated Subordinated Debt Securities Indenture or any supplement hereto; or

(b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Undated Subordinated Debt Securities (and, if such covenants are to be for the benefit of less than all series of Undated Subordinated Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(c) to add any additional Events of Default for the benefit of the Holders of all or any series of Undated Subordinated Debt Securities (and, if such additional Events of Default are to be for the benefit of less than all series of Undated Subordinated Debt Securities, stating that such additional Events of Default or defaults are expressly being included solely for the benefit of such series); or

(d) to add to, change or eliminate any of the provisions of this Undated Subordinated Debt Securities Indenture or any supplemental indenture, provided that any such addition, change or elimination (i) shall neither (A) apply to any Undated Subordinated Debt Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Undated Subordinated Debt Security with respect to such provision or (ii) shall become effective only when there is no such Undated Subordinated Debt Security Outstanding; or

(e) to secure the Undated Subordinated Debt Securities; or

(f) to establish the form or terms of Undated Subordinated Debt Securities of any series as permitted by Section 2.1 and Section 3.1; or

(g) to change any Place of Payment, so long as the Place of Payment as required by Section 3.1 is maintained; or

(h) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any supplemental indenture, provided that such action shall not adversely affect the interests of the Holders of Undated Subordinated Debt Securities of any series in any material respect; or

(i) to make any other provisions with respect to matters or questions arising under this Undated Subordinated Debt Securities Indenture, provided such action shall not adversely affect the interests of the Holders of Undated Subordinated Debt Securities of any series in any material respect; or

(j) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Undated Subordinated Debt Securities of one or more series and to add to or change any of the provisions of this Undated Subordinated Debt Securities Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.12(b); or

(k) to change or eliminate any provision of this Undated Subordinated Debt Securities Indenture as permitted by Section 1.8.

Section 9.2 Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Undated Subordinated Debt Securities of each series affected by such supplemental Undated Subordinated Debt Securities Indenture (voting as a class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Undated Subordinated Debt Securities Indenture or of modifying in any manner the rights of the Holders of Undated Subordinated Debt Securities of such series under this Undated Subordinated Debt Securities Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each Outstanding Undated Subordinated Debt Security affected thereby,

(a) change the terms of any Undated Subordinated Debt Security to include a stated maturity date of the principal amount of any such Undated Subordinated Debt Security, or reduce the principal amount of, or any premium payable upon the redemption of, or the Payments or any Arrears of Interest payable on any Undated

Subordinated Debt Security, or change the obligation of the Company (or its successor) to pay Additional Amounts pursuant to Section 10.4 (except as contemplated by Section 8.1(a) and permitted by Section 9.1(a)) on the Undated Subordinated Debt Securities, or change any Place of Payment where, or the currency in which the principal amount of, premium, if any, on, or Payments or Arrears of Interest on, any such Undated Subordinated Debt Security is payable or impair the right to institute suit for the enforcement of any such payment when due and payable on or with respect to any Undated Subordinated Debt Security; or

(b) reduce the percentage in aggregate principal amount of the Outstanding Undated Subordinated Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Undated Subordinated Debt Securities Indenture or of certain defaults hereunder and their consequences) provided for in this Undated Subordinated Debt Securities Indenture; or

(c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 10.2; or

(d) modify any of the provisions of this Section 9.2 or Section 5.13 except to increase any such percentage or to provide that certain other provisions of this Undated Subordinated Debt Securities Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Undated Subordinated Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the “Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 6.12(b) and Section 9.1(j); or

(e) change the terms and conditions of the Dollar Preference Shares or Conversion Securities into which such Undated Subordinated Debt Securities may be converted; or

(f) change in any manner adverse to the interests of the Holders of any Undated Subordinated Debt Securities the subordination provisions of the Undated Subordinated Debt Securities or the terms and conditions of the obligations of the Company in respect of the due and punctual payment of any amounts due and payable on the Undated Subordinated Debt Securities.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Undated Subordinated Debt Securities Indenture which has expressly been included solely for the benefit of one or more particular series of Undated Subordinated Debt Securities, or which modifies the rights of the Holders of Undated Subordinated Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Undated Subordinated Debt Securities Indenture of the Holders of Undated Subordinated Debt Securities of any other series.

Section 9.3 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Undated Subordinated Debt Securities Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Undated Subordinated Debt Securities Indenture. The Trustee may, but shall not be obliged to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Undated Subordinated Debt Securities Indenture or otherwise.

Section 9.4 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Undated Subordinated Debt Securities Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Undated Subordinated Debt Securities Indenture for all purposes; and every Holder of Undated Subordinated Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.

Section 9.5 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6 Reference in Undated Subordinated Debt Securities to Supplemental Indentures. Undated Subordinated Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Undated Subordinated Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such Undated Subordinated Debt Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Undated Subordinated Debt Securities of such series.

ARTICLE X

COVENANTS

Section 10.1 Payment of Principal, Premium, Payments and Arrears of Interest. The Company covenants and agrees for the benefit of each series of Undated Subordinated Debt Securities that it will (subject to Section 3.7 and Section 12.1) duly and punctually pay the principal of (and premium, if any) and Payments and Arrears of Interest, if any, on the Undated Subordinated Debt Securities of that series when due and payable in accordance with the terms of the Undated Subordinated Debt Securities and this Undated Subordinated Debt Securities Indenture.

Section 10.2 Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Undated Subordinated Debt Securities an office or agency where Undated Subordinated Debt Securities of that series may be presented or surrendered for payment, where Undated Subordinated Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Undated Subordinated Debt Securities of that series and this Undated Subordinated Debt Securities Indenture may be served; provided, however, that at the option of the Company in the case of registered Undated Subordinated Debt Securities of such series, payment of any Payments or Arrears of Interest thereon may be made by check mailed to the address of the Person entitled herein as such address shall appear in the Undated Subordinated Debt Security Register, unless such person requests payment by wire transfer pursuant to Section 3.7. With respect to the Undated Subordinated Debt Securities of any series, such office or agency in each Place of Payment shall be specified as contemplated by Section 3.1, and if not so specified, initially shall be the Corporate Trust Office of the Trustee. Unless otherwise specified pursuant to Section 3.1, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of Undated Subordinated Debt Securities of any series and this Undated Subordinated Debt Securities Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Undated Subordinated Debt Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of any obligation to maintain an office or agency in each Place of Payment (except as otherwise indicated in this Section) for Undated Subordinated Debt Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.3 Money for Payments to Be Held in Trust. If the Company shall at any time act as Paying Agent with respect to the Undated Subordinated Debt Securities of any series, it will, on or before each due date for payment of the principal of (and premium, if any) or Payments or Arrears of Interest, if any, on any of the Undated Subordinated Debt Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto in accordance with the provisions of this Undated Subordinated Debt Securities Indenture a sum sufficient to pay the principal (and premium, if any) or Payments or Arrears of Interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Undated Subordinated Debt Securities, it will, prior to each due date for payment of the principal of (and premium, if any) or Payments or Arrears of Interest on any Undated Subordinated Debt Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) of Payments or Arrears of Interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or Payments or Arrears of Interest in accordance with the provisions of this Undated Subordinated Debt Securities Indenture, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or its failure so to act. The Company will cause each Paying Agent for any series of Undated Subordinated Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and hold all sums held by it for the payment of the principal of (and premium, if any) or Payments or Arrears of Interest on Undated Subordinated Debt Securities of that series in trust for the benefit of the Persons entitled thereto in accordance with the provisions of this Undated Subordinated Debt Securities Indenture until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b) give the Trustee timely notice of any Event of Default by the Company (or any other obligor upon the Undated Subordinated Debt Securities of that series) in the making of any payment, when due and payable, or principal of (and premium, if any) or Payments or Arrears of Interest on Undated Subordinated Debt Securities of that series; and

(c) at any time during the continuance of any such Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at the time, for the purpose of obtaining the satisfaction and discharge of this Undated Subordinated Debt Securities Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or Payments or Arrears of Interest, if any, on any Undated Subordinated Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or Payments or Arrears of Interest have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Undated Subordinated Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published at least once in an Authorized Newspaper notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.

Section 10.4 Additional Amounts. Unless otherwise specified in any Board Resolution establishing the terms of Undated Subordinated Debt Securities of a series in accordance with Section 3.1, any amounts to be paid by the Company on any series of Undated Subordinated Debt Securities will be paid without deduction or withholding for, or on account of, any and all present or future taxes, duties, assessments or governmental charges (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of Ireland (each the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes shall at any time be required by the Taxing Jurisdiction to be deducted or withheld, the Company will pay such additional amounts of, or in respect of, the principal of (and premium, if any) and Payments and Arrears of Interest on, such series of Undated Subordinated Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such series of Undated Subordinated Debt Securities, after such deduction or withholding, shall equal the respective amounts of principal (and premium, if any) and Payments and Arrears of Interest, if any, which would have been payable in respect of such series of Undated Subordinated Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such Taxes that would not have been payable or due but for the fact that (i) the Holder or the beneficial owner of the Undated Subordinated Debt Securities is a domiciliary, national or resident of, or engages in business or maintains a permanent establishment or is physically present in, the Taxing Jurisdiction thus requiring such deduction or withholding of Taxes, or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of the relevant Undated Subordinated Debt Securities, or the collection of any payment of (or in respect of) principal of (and premium, if any) or any Payments or Arrears of Interest on, any Undated Subordinated Debt Securities of the relevant series, (ii) except in the case of a winding-up of the Company in Ireland the relevant Undated Subordinated Debt Securities are presented for payment in Ireland, (iii) the relevant Undated Subordinated Debt Securities are presented for payment more than thirty (30) days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts on presenting the same for payment at the close of such 30-day period, (iv) the Holder or the beneficial owner of the relevant Undated Subordinated Debt Securities or the beneficial owner of any payment of (or in respect of) principal of (and premium, if any) or any Payments or Arrears of Interest on such Undated Subordinated Debt Securities failed to make any necessary claim or to comply with any certification, identification or other requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of such Holder or beneficial owner, if such claim or compliance is required by statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a condition to relief or exemption from such Taxes, (v) such Taxes are imposed on a payment to an individual and are required to be made pursuant to the Directive on the Taxation of Savings 2003/48/EC (the “Directive”) adopted by the Council of the European Union (the “Council”) on June 3, 2003, or any law implementing or complying with, or introduced in order to conform to, such Directive, (vi) the relevant Undated Subordinated Debt Securities are presented for payment by or on behalf of a Holder who would have been able to avoid such Taxes by presenting the relevant Undated Subordinated Debt Securities to another Paying Agent in a member state of the European Union or elsewhere or (vii) if such Taxes would not have been so imposed, or would have been excluded pursuant to clauses (i) through (vi) above inclusive, if the beneficial owner of, or person ultimately entitled to obtain an interest in, such Undated Subordinated Debt Securities had been the Holder of such Undated Subordinated Debt Securities. Whenever in this Undated Subordinated Debt Securities Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) or any Payments or Arrears of Interest, if any, on or in respect of any Undated Subordinated Debt Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

Section 10.5 Corporate Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 10.6 Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate in compliance with Section 314(a)(4) of the Trust Indenture Act.

ARTICLE XI

REDEMPTION OF UNDATED SUBORDINATED DEBT SECURITIES

Section 11.1 Applicability of Article. Undated Subordinated Debt Securities of any series shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.1 for Undated Subordinated Debt Securities of any series) in accordance with this Article.

Section 11.2 Election to Redeem; Notice to Trustee. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Undated Subordinated Debt Securities, the election of the Company to redeem any Undated Subordinated Debt Securities shall be evidenced by a Board Resolution. The Company shall, at least sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Undated Subordinated Debt Securities of such series to be redeemed. In the case of any redemption of Undated Subordinated Debt Securities of any series prior to the expiration of any provision restricting such redemption provided in the terms of such Undated Subordinated Debt Securities or elsewhere in this Undated Subordinated Debt Securities Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with or waiver of such provision.

Section 11.3 Selection by Trustee of Undated Subordinated Debt Securities to Be Redeemed. If less than all the Undated Subordinated Debt Securities of any series are to be redeemed, the particular Undated Subordinated Debt Securities to be redeemed shall be selected not more than forty-five (45) days nor less than thirty (30) days prior to the Redemption Date by the Trustee, from the Outstanding Undated Subordinated Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for registered Undated Subordinated Debt Securities of that series or any multiple thereof) of the principal amount of Undated Subordinated Debt Securities of such series of a denomination larger than the minimum authorized denomination for Undated Subordinated Debt Securities of that series.

The Trustee shall promptly notify the Company in writing of the Undated Subordinated Debt Securities selected for redemption and, in the case of any Undated Subordinated Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Undated Subordinated Debt Securities Indenture, unless the context otherwise requires, all provisions relating to the redemption of Undated Subordinated Debt Securities shall relate in the case of any Undated Subordinated Debt Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such registered Undated Subordinated Debt Security which has been or is to be redeemed.

Section 11.4 Notice of Redemption. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Undated Subordinated Debt Securities, notice of redemption shall be given not less than thirty (30) nor more than forty-five (45) days prior to the Redemption Date to each Holder of Undated Subordinated Debt Securities to be redeemed in the manner and to the extent provided in Section 1.7.

All notices of redemption shall state:

(a) the Redemption Date,

(b) the Redemption Price,

(c) if less than all the Outstanding Undated Subordinated Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the Undated Subordinated Debt Securities to be redeemed,

(d) that on the Redemption Date the Redemption Price will, subject to the Solvency Condition, become due and payable upon each such Undated Subordinated Debt Security to be redeemed and, if applicable, that Payments thereon will cease to accrue on or after the said date,

(e) the place or places where such Undated Subordinated Debt Securities are to be surrendered for payment of the Redemption Price, and

(f) the CUSIP number or numbers, if any with respect to such Undated Subordinated Debt Securities.

Notice of redemption of Undated Subordinated Debt Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company’s Request, by the Trustee in the name and at the expense of the Company.

Section 11.5 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be a Payment Date) accrued but unpaid Payments (and any Arrears of Interest accumulated to such Redemption Date) on, all the Undated Subordinated Debt Securities which are to be redeemed on that date.

Section 11.6 Undated Subordinated Debt Securities Payable on Redemption Date. Notice of redemption having been given as provided in Section 11.4, the Undated Subordinated Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and Payments and Arrears of Interest, if any) such Undated Subordinated Debt Securities shall cease to accrue Payments for the period following the Redemption Date. Upon surrender of any such Undated Subordinated Debt Security for redemption in accordance with said notice, such Undated Subordinated Debt Security shall be paid by the Company at the Redemption Price, together with accrued but unpaid Payments to the Redemption Date and Arrears of Interest, if any, accumulated to the Redemption Date; provided, however, that with respect to any Undated Subordinated Debt Securities, unless otherwise specified as contemplated by Section 3.1, a Payment which is payable on a Payment Date which is on or before the Redemption Date, shall be payable to the Holders of such Undated Subordinated Debt Securities, or one or more

Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to the terms of the Undated Subordinated Debt Securities and the provisions of Section 3.7. The obligation of the Company to redeem Undated Subordinated Debt Securities of a series on a Redemption Date shall be subject to the Solvency Condition.

If any Undated Subordinated Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, continue to accrue interest from and after the Redemption Date in accordance with the terms of such Undated Subordinated Debt Security and the provisions of Section 3.7.

Section 11.7 Undated Subordinated Debt Securities Redeemed in Part. Any Undated Subordinated Debt Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, only in the case of Undated Subordinated Debt Securities, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Undated Subordinated Debt Security without service charge, a new Undated Subordinated Debt Security or Undated Subordinated Debt Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Undated Subordinated Debt Security so surrendered.

Section 11.8 Optional Redemption Due to Changes in Tax Treatment. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Undated Subordinated Debt Securities and subject to satisfaction of the Solvency Condition, the Undated Subordinated Debt Securities of any series will be redeemable, as a whole or in part, at the option of the Company upon not less than thirty (30) nor more than forty-five (45) days’ written notice to the Trustee and notice to the Holders in accordance with Section 11.4, on any Payment Date (at a redemption price equal to 100% of the principal amount of such Undated Subordinated Debt Securities together with any accrued but unpaid Payments and all Arrears of Interest, if any, in respect of such series of Undated Subordinated Debt Securities to the date fixed for redemption) and any Undated Subordinated Debt Securities convertible into Dollar Preference Shares or Conversion Securities of the Company may, at the option of the Company, be converted as a whole, if at any time the Company shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), which change or amendment becomes effective on or after the date specified pursuant to Section 3.1 relating to such series and, in the event that any successor entity has assumed the obligations of the Company, which change or amendment becomes effective on or after the date of such assumption of the Company’s obligations: (a) in making any payments of principal amount of or Payments or Arrears of Interest on such particular series of Undated Subordinated Debt Securities, the Company or any such successor entity that has assumed the obligations of the Company has paid or will or would on the next Payment Date be required to pay Additional Amounts with respect thereto, or (b) the Company or any such successor entity would not be entitled to claim a deduction in respect of such Payments in computing its taxation liabilities. In any case where the Company shall determine that as a result of either this Section 11.8 or Section 11.9 it is entitled to redeem Undated Subordinated Debt Securities of any series, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent counsel of recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the Company is entitled to exercise its right of redemption under this Section 11.8 or Section 11.9.

The successor entity that assumes the obligations of the Company pursuant to Section 8.3 shall also be entitled to redeem the Undated Subordinated Debt Securities of relevant series in accordance with this Section 11.8 with respect to any change or amendment to, or change in the application or interpretation of the laws or regulations (including any treaty) of the successor entity’s jurisdiction of incorporation which change or amendment occurs subsequent to the date of any such assumption.

Section 11.9 Optional Redemption Due to Issuance of Definitive Undated Subordinated Debt Securities. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Undated Subordinated Debt Securities and subject to satisfaction of the Solvency Condition, each series of Undated Subordinated Debt Securities shall be redeemable, as a whole or in part, at the option of the Company, on not less than thirty (30) nor more than forty-five (45) days’ written notice to the Trustee and notice to the Holders in accordance with Section 11.4, on any Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid Payments and all Arrears of Interest, if any, in respect of such Undated Subordinated Debt Securities to the date fixed for redemption, if the Company shall be required pursuant to either Section 3.5(b)(ii)(A)(x) or Section 3.5(b)(ii)(A)(y) to exchange the Global Securities of such series for definitive Undated Subordinated Debt Securities and as a result the Company (or such successor entity) is or would be required on the next succeeding Payment Date to pay Additional Amounts with respect thereto. In any case where the Company (or any successor entity) shall determine that as a result of being required to issue definitive Undated Subordinated Debt Securities it is entitled to redeem the Undated Subordinated Debt Securities, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent counsel of recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the Company (or such successor entity) is entitled to exercise its right of redemption.

Section 11.10 Approval of Financial Regulator. Unless otherwise provided as contemplated by Section 3.1 with respect of any series of Undated Subordinated Debt Securities, the Company shall not redeem or repurchase any Undated Subordinated Debt Securities without obtaining the prior written consent of the Financial Regulator, if required.

ARTICLE XII

SUBORDINATION OF UNDATED SUBORDINATED DEBT SECURITIES

Section 12.1 Undated Subordinated Debt Securities Subordinate to Senior Claims.

(a) The Company covenants and agrees, and each Holder of Undated Subordinated Debt Securities of each series, by his or her acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XII, the Undated Subordinated Debt Securities of such series and the payment of the principal of (and premium, if any), and Payments, and Arrears of Interest, if any, on each and all of the Undated Subordinated Debt Securities of such series are hereby expressly made subordinate and constitute subordinated obligations of the Company insofar as they shall be subject in right of payment to the prior payment in full of all claims of Senior Creditors and Senior Subordinated Creditors and conditional upon the Solvency Condition being satisfied at the time of payment by the Company, and no principal (or premium, if any) Payments or Arrears of Interest, if any, in respect of the Undated Subordinated Debt Securities of such series which under the terms of such series or the provisions of this Undated Subordinated Debt Securities would otherwise be due for payment when the Solvency Condition (whether or not in the course of an Insolvency Proceeding) is not satisfied shall be due and payable, and instead such principal, (and premium, if any) Payments or Arrears of Interest, if any, will become due and payable only if and when and to the extent that the Company could make such payment in whole or in part and still satisfy the Solvency Condition (whether or not in the course of an Insolvency Proceeding) immediately thereafter. No amount will be payable to the Holders of the Undated Subordinated Debt Securities of such series until the claims of the Senior Creditors and the Senior Subordinated Creditors have been satisfied or provided for in full. Any amounts in respect of the Undated Subordinated Debt Securities of such series paid to the Trustee in the course of an Insolvency Proceeding relating to the Company will be held by the Trustee subject to paragraph (b) below.

(b) The Undated Subordinated Debt Securities will constitute the Company’s direct, unsecured and subordinated obligations and rank equally without any preference among themselves. The claims of Holders of Undated Subordinated Debt Securities will be subordinated, in the event of an Insolvency Proceeding relating to the Company, in right of payment to the claims of the Company’s Senior Creditors and Senior Subordinated Creditors. Any payments on any series of the Company’s Undated Subordinated Debt Securities will be conditional upon the Company meeting the Solvency Condition at the time of payment and satisfying the Solvency Condition immediately after payment. If at any time an order is made or an effective resolution is passed for an Insolvency Proceeding relating to the Company in Ireland (except as may be permitted in Section 6.13), amounts payable on the Undated Subordinated Debt Securities will be the amount, if any, as would have been payable to the Holders of the Undated Subordinated Debt Securities if, on the day prior to the commencement of an Insolvency Proceeding relating to the Company and thereafter, Holders of Undated Subordinated Debt Securities were the holders of a class of the Company’s preference shares having a preferential right to a return of assets in an Insolvency Proceeding relating to the Company over holders of all issued shares for the time being in the Company’s capital, on the assumption that such preference share was entitled to receive a return of assets in an Insolvency Proceeding relating to the Company an amount equal to the principal amount of the Undated Subordinated Debt Securities together with interest accrued and unpaid to the date of repayment and any Arrears of Interest in relation to the Undated Subordinated Debt Securities.

A report as to the Company’s solvency by two directors of the Company or (in the case of the optional redemption by the Company of all or some of the Undated Subordinated Debt Securities of the series or a purchase of any Undated Subordinated Debt Securities of the series beneficially by or for the account of the Company or any of its Subsidiaries or if two directors of the Company have not reported as mentioned below) the Auditors, or (if the Company is in winding-up in Ireland) the liquidator of the Company, or (if the Company is in examinership), the examiner of the Company, shall absent proven error, be treated and accepted by the Company, the Trustee and the Holders as correct and sufficient evidence of such satisfaction of the Solvency Condition.

(c) The provisions of this Section shall apply only to the payment of principal (and premium, if any), Payments and Arrears of Interest, if any, in respect of the Undated Subordinated Debt Securities of any series and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

(d) The provisions of this Section shall not be applicable to any amounts of principal (and premium, if any) or Payments or Arrears of Interest, if any, in respect of the Undated Subordinated Debt Securities of any series for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Company in trust; provided, however, that at the time of such deposit or setting aside, and immediately thereafter, the foregoing provisions of this Section are complied with.

(e) If the Trustee, any Holder of Undated Subordinated Debt Securities receives any part of moneys in respect of the Undated Subordinated Debt Securities and the Trustee has not, prior to receiving such payment, been provided with a report in compliance with paragraph (b) above, payment of such moneys or, as the case may be, such part thereof as would or did cause the Company to fail to satisfy the Solvency Condition both at the time of and immediately after such payment shall be deemed null and void and such payment or, as the case may be, such part thereof shall be held by the Trustee, such Holder, as the case may be, upon trusts to be applied in payment to the Company. Each Holder of Undated Subordinated Debt Securities of any series, by the acceptance thereof, agrees to and shall be bound by the provisions of this Section and irrevocably authorizes the liquidator or other person distributing the assets of the Company or their proceeds in connection with a winding-up of the Company to perform on behalf of such Holder or holder the subordination trusts set forth in this paragraph (g) in the event that such Holder or holder shall assert a claim for payment under any of the Undated Subordinated Debt Securities directly to the liquidator or other such person and not through the Trustee, and to file any claims and take all such action, in the name of such Holder or holder or otherwise, as the liquidator or other such person may determine to be necessary or appropriate for the enforcement of the subordination provisions and the provisions of this paragraph (g), and each Holder or holder will also execute and deliver such further instruments confirming such authorization and such powers of attorney, proofs of claim, assignments of claim and other instruments as may be requested by the liquidator or other such person or as required by law in order to enable the liquidator or other such person to give effect to or enforce any and all claims upon or in respect of the payment of principal (and premium, if any) and interest and Arrears of Interest, if any, in respect of the Undated Subordinated Debt Securities.

Section 12.2 Provisions Solely to Define Relative Rights. The provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Undated Subordinated Debt Securities of each series on the one hand and the Senior Creditors and Senior Subordinated Creditors on the other hand. Nothing contained in this Article or elsewhere in this Undated Subordinated Debt Securities Indenture or in such Undated Subordinated Debt Securities is intended to or shall (a) impair the obligation of the Company, which is absolute and unconditional, to pay to the holders of such claims the principal of (and premium, if any) and Payments or Arrears of Interest, if any, on such Undated Subordinated Debt Securities as and when the same shall become due and payable in accordance with their terms and this Undated Subordinated Debt Securities Indenture; or (b) affect the rights against the Company of the Holders of such Undated Subordinated Debt Securities; or (c) prevent the Trustee or the Holder of any Undated Subordinated Debt Securities of the series from exercising all remedies otherwise permitted by applicable law upon default under this Undated Subordinated Debt Securities Indenture.

Section 12.3 Trustee to Effectuate Subordination. Each Holder of an Undated Subordinated Debt Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination of the Undated Subordinated Debt Securities provided in this Article XII and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 12.4 No Waiver of Subordination Provisions. No right of any present or future Senior Creditors or Senior Subordinated Creditors to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Senior Creditor or Senior Subordinated Creditor or by any noncompliance by the Company with the terms, provisions and covenants of this Undated Subordinated Debt Securities Indenture, regardless of any knowledge thereof any such Senior Creditor or Senior Subordinated Creditor may have or be otherwise charged with.

Section 12.5 Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment when due to or by the Trustee in respect of the Undated Subordinated Debt Securities of a series. Notwithstanding the provisions of this Article or any other provisions of this Undated Subordinated Debt Securities Indenture but subject to the provisions of Section 12.1, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment when due to or by the Trustee in respect of such Undated Subordinated Debt Securities unless and until the Trustee shall have received written notice thereof from the Company or a Senior Creditor or from any trustee therefore; and, prior to the receipt of any such written notice by a Responsible Officer of the Trustee, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three (3) Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and any premium and Payments or Arrears of Interest, if any, on any Undated Subordinated Debt Security), then, subject to the provisions of Section 12.1, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three (3) Business Days prior to such date.

Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Creditor or a trustee therefor, to establish that such notice has been given by a Senior Creditor or a trustee therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a Senior Creditor to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of claims held by such Person, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 12.6 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, the Holders of the Undated Subordinated Debt

Securities of the series shall be entitled to rely upon (a) any order or decree entered by any court in Ireland (but not elsewhere) in which such Insolvency Proceeding, including a proceeding for the suspension of payments under Irish law, is pending, or (b) a certificate of the liquidator, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee, the Holders of such Undated Subordinated Debt Securities, for the purpose of determining the Persons entitled to participate in such payment or distribution, the Senior Creditors and other claims against the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 12.7 Trustee Not Fiduciary for Senior Creditors. The Trustee shall not be deemed to owe any fiduciary duty to the Senior Creditors and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Undated Subordinated Debt Securities of any series or to the Company or to any other Person cash, property or securities to which any Senior Creditors shall be entitled by virtue of this Article or otherwise.

Section 12.8 Rights of Trustee as Senior Creditor; Preservation of Trustee’s Rights. The Trustee in its individual capacity (and if a Senior Creditor) shall be entitled to all the rights set forth in this Article with respect to any claims of Senior Creditors which may at any time be held by it, to the same extent as any other Senior Creditor, and nothing in this Undated Subordinated Debt Securities Indenture shall deprive the Trustee of any of its rights as such holder.

Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.8.

Section 12.9 Article Applicable to Paying Agents. At all times when a Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.8 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 12.10 Conversions Not Deemed Payment. For the purposes of this Article XII only, delivery of Dollar Preference Shares or Conversion Securities upon conversion of Undated Subordinated Debt Securities in accordance with Article XIII, if applicable to a particular series of Undated Subordinated Debt Securities, shall not be deemed to constitute a payment or distribution on account of the principal of Undated Subordinated Debt Securities or on account of the purchase or other acquisition of Undated Subordinated Debt Securities. Nothing contained in this Article or elsewhere in this Undated Subordinated Debt Securities Indenture or in the Undated Subordinated Debt Securities is intended to or shall impair, as among the Company, its creditors and the Holders of the Undated Subordinated Debt Securities, the right, which is applicable to a particular series of Undated Subordinated Debt Securities is absolute and unconditional, of the Company to convert the Undated Subordinated Debt Securities in accordance with Article XIII.

Section 12.11 Rights of the Company. Nothing contained in this Undated Subordinated Debt Securities Indenture shall in any way restrict the right of the Company to issue or guarantee obligations ranking in priority to or pari passu with or junior to the obligations of the Company in respect of the Undated Subordinated Debt Securities.

ARTICLE XIII

CONVERSION OF UNDATED SUBORDINATED DEBT SECURITIES

Section 13.1 Applicability of Article. Unless otherwise specified pursuant to Section 3.1 for Undated Subordinated Debt Securities of any series, the Undated Subordinated Debt Securities of any series shall be convertible on any Payment Date as a whole or in part, at the option of the Company, on the basis of the principal amount of each Undated Subordinated Debt Security, into an equivalent amount in liquidation preference of the series of Dollar Preference Shares or Conversion Securities specified pursuant to Section 3.1 and (except as otherwise specified as contemplated by Section 3.1 for Undated Subordinated Debt Securities of any series) in accordance with this Article.

Section 13.2 Election to Convert; Notice to Trustee. An election of the Company to convert Undated Subordinated Debt Securities shall be evidenced by an Officers’ Certificate furnished to the Trustee stating that the Company is entitled to effect such conversion and setting forth a statement of facts demonstrating the same.

Section 13.3 Notice of Conversion. Except as otherwise specified pursuant to Section 3.1, not less than thirty (30) days nor more than sixty (60) days prior to any date fixed for conversion of Undated Subordinated Debt Securities of a series (the “Conversion Date”), the Company shall notify the Trustee in writing of its election to convert the Undated Subordinated Debt Securities of such series. The Trustee shall within fifteen (15) days after receipt of notice from the Company, but in no event less than thirty (30) days nor more than sixty (60) days prior to the Conversion Date, cause notice of such election to be mailed at the expense of the Company to each Holder of registered Undated Subordinated Debt Securities of such series to be exchanged in accordance with Section 1.7.

All notices of conversion shall state:

(a) the Conversion Date;

(b) that on the Conversion Date, the Undated Subordinated Debt Securities to be converted will cease to exist for any purpose on or after such Conversion Date;

(c) if less than all the Outstanding Undated Subordinated Debt Securities of any series are to be converted, the identification (which shall be selected individually in lots of $750,000 principal amount each) of the particular Undated Subordinated Debt Securities to be converted, which Undated Subordinated Debt Securities shall be selected by the Trustee, from the Outstanding Undated Subordinated Debt Securities of such series not previously called for conversion, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for conversion of portions (equal to the minimum authorized denomination for Undated Subordinated Debt Securities of that series or any multiple thereof) of the principal amount of Undated Subordinated Debt Securities of such series of a denomination larger than the minimum authorized denomination for Undated Subordinated Debt Securities of that series;

(d) the place or places where such Undated Subordinated Debt Securities are to be surrendered for conversion; and

(e) the form in which the Company will issue the Dollar Preference Shares or Conversion Securities.

Notice of any conversion of Undated Subordinated Debt Securities at the election of the Company shall be given by the Company or, pursuant to a Company Request by the Trustee, in the name of and at the expense of the Company.

Section 13.4 Deposit of Payments. Prior to any exchange date, the Company shall deposit with the Trustee an amount of money sufficient to pay accrued Payments to the Conversion Date plus Arrears of Interest, if any, accumulated to the Conversion Date on all Undated Subordinated Debt Securities of such series.

Section 13.5 Surrender of Undated Subordinated Debt Securities. Any Undated Subordinated Debt Security which is to be converted shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 not less than ten (10) days prior to the Conversion date (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in a form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing) accompanied by written notice specifying the Persons (a) in the case of Dollar Preference Shares, to whom Preference Shares are to be registered and issued or (b) in the case of Conversion Securities, to whom such Conversion Securities are to be issued. The Trustee will inform the Company of all such notices and the Company will, if applicable, direct the ADR Depositary accordingly under the terms of the ADR Deposit Agreement. Undated Subordinated Debt Securities surrendered for conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for delivery by it to the Company or, if delivered to the Trustee, shall be delivered by it to the Company.

Section 13.6 Issuance of Dollar Preference Shares or Conversion Securities. On the Conversion Date with respect to Global Securities of a series, and on or prior to the Conversion Date with respect to definitive Undated Subordinated Debt Securities of a series, in each case surrendered for conversion as provided in Section 13.5, the Company shall, in the case of Dollar Preference Shares or Conversion Securities, deliver or procure the delivery of the Dollar Preference Shares or the Conversion Securities to the Trustee or to such other Person as may be specified pursuant to Section 3.1.

The Company shall, on or prior to the Conversion Date, with respect to definitive Undated Subordinated Debt Securities, deliver or procure the delivery of individual certificates representing the Dollar Preference Shares or Conversion Securities (or evidencing the rights to receive such Dollar Preference Shares or Conversion Securities) of such series for which such Undated Subordinated Debt Securities are to be converted in accordance with the provisions of this Article XIII, in the case of Dollar Preference Shares or Conversion Securities to and registered in the names of the Holders of such Undated Subordinated Debt Securities in definitive form as they appear on the Undated Subordinated Debt Security Register or, at the direction of such Holder, in the name of the ADR Custodian for the account and benefit of the ADR Depositary who will issue ADRs evidencing ADSs representing the Dollar Preference Shares or Conversion Securities to such Holder.

Any conversion pursuant to this Section 13.6 shall be deemed to have been made immediately prior to the close of business in New York on the Conversion Date.

Section 13.7 Effect of Conversion. Notice of conversion having been given as aforesaid, the Undated Subordinated Debt Securities so to be converted shall on the Conversion Date cease to exist for any purpose. Upon surrender of any such Undated Subordinated Debt Security for conversion in accordance with the said notice and this Article XIII, accrued Payments on such Undated Subordinated Debt Security to the Conversion Date plus Arrears of Interest, if any, accumulated to the Conversion Date shall be paid by the Company to the Holder surrendering such Undated Subordinated Debt Security including Payments and Arrears of Interest. Such payment shall be a condition to the conversion and no conversion shall occur unless such payments are made.

On and after the Conversion Date for Undated Subordinated Debt Securities of a particular series, each Undated Subordinated Debt Security of the series to be converted, until surrendered shall be deemed to evidence rights to receive Dollar Preference Shares or Conversion Securities of the relevant series with a liquidation preference equivalent to the principal amount of such Undated Subordinated Debt Security. Until a Holder has surrendered such Undated Subordinated Debt Security upon such conversion, such Holder shall be entitled to receive dividends, payments or other distributions in respect of such Dollar Preference Shares or Conversion Securities and shall have the same rights with respect to, and shall be deemed to be the Holder of, such Dollar Preference Shares or Conversion Securities into which such Updated Subordinated Debt Security was converted as if it had so surrendered such Undated Subordinated Debt Security.

Section 13.8 Validity of Dollar Preference Shares or Conversion Securities. The Company will take all corporate and other action which may be necessary in order that it may validly and legally issue Dollar Preference Shares or Conversion Securities upon each conversion of the Outstanding Undated Subordinated Debt Securities. The Company covenants that the Dollar Preference Shares or Conversion Securities will when issued upon such exchange be duly authorized and validly issued, fully paid and not subject to calls for further funds.

Section 13.9 Legal and Regulatory Compliance. Notwithstanding any provision of this Undated Subordinated Debt Securities Indenture to the contrary, the right of the Company to cause any conversion of Undated Subordinated Debt Securities of a series for Dollar Preference Shares or Conversion Securities on any proposed Conversion Date shall be subject to the fulfillment of the following conditions with respect to such Undated Subordinated Debt Securities:

(a) as of such Conversion Date, there are no accrued but unpaid Payments and there are no Arrears of Interest (including amounts paid on the Conversion Date);

(b) as of such Conversion Date, no Default or Event of Default shall have occurred and be continuing with respect to the particular series of Undated Subordinated Debt Securities;

(c) as of such Conversion Date, there has not been, in any one instance or in the aggregate, an adverse effect on the rights, powers, privileges, validity or enforceability of the Dollar Preference Shares or Conversion Securities;

(d) the Dollar Preference Shares or Conversion Securities to be issued on such Conversion Date shall be duly authorized and reserved for issuance upon such conversion and, when issued upon such exchange, will be fully paid and not subject to calls for further funds;

(e) no consents, authorizations, approvals or exemptions, except in each case such as shall have been obtained, will be required prior to such Conversion Date for the issuance and delivery of the Dollar Preference Shares or Conversion Securities to be issued upon such conversion;

(f) the issuance and delivery of the Dollar Preference Shares or Conversion Securities to be issued on such Conversion Date shall not violate (i) the Articles of Association of the Company or (ii) any law, rule or regulation applicable to the Company; and

(g) there shall not have occurred any change in law in Ireland, or any amendment of the Articles of Association of the Company, prior to such Conversion Date, materially and adversely affecting the rights and privileges attached to the Dollar Preference Shares or Conversion Securities (including, without limitation, the rights of the holders thereof in the event of a bankruptcy or other similar proceeding with respect to the Company) or such holders’ access to the courts of Ireland and other applicable governmental authorities to enforce such rights.

Section 13.10 Taxes and Charges. The issuance or delivery of Dollar Preference Shares or Conversion Securities upon conversion of Undated Subordinated Debt Securities pursuant to this Article XIII shall be made without charge to the converting Holder of Undated Subordinated Debt Securities for such Dollar Preference Shares or Conversion Securities or for any tax or other governmental charge (other than income or capital gains taxes) in respect of the issuance or delivery of such Dollar Preference Shares or Conversion Securities.

Section 13.11 Trustee Not Liable. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Dollar Preference Shares or Conversion Securities which may be issued or delivered upon the conversion of any Undated Subordinated Debt Security pursuant to this Article XIII, and makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver or procure the delivery of any Dollar Preference Shares or Conversion Securities upon the surrender of any Undated Subordinated Debt Security for the purpose of conversion pursuant to this Article XIII or to comply with any of the covenants of the Company or conditions contained in this Article XIII.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Undated Subordinated Debt Securities Indenture to be duly executed, all as of the day and year first above written.

ALLIED IRISH BANKS, PUBLIC LIMITED COMPANY

By:
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By:
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THE BANK OF NEW YORK, as Trustee

By:
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